                                                                    EXHIBIT 99.4

                  SUBJECT TO COMPLETION; DATED NOVEMBER 16, 2001
PROSPECTUS SUPPLEMENT
(To Prospectus dated ______________)

                             $[___________________]
                                 (Approximate)


                    First Tennessee Bank National Association
                           Seller and Master Servicer

                 First Horizon Home Equity Loan Trust 200[_]-[_]
                                     Issuer

       Revolving Home Equity Loan Asset-Backed Notes, Series 200[_]-[_]
             Distributions  payable monthly commencing in ________

                                Class [__] Notes

You should carefully consider the risk factors beginning on page S-[__] of this prospectus supplement and on page [__] of the accompanying prospectus.


The Notes

         The Class [__] [and Class [___]] Notes have [an] original principal balance[s] of $[______][ and $[______], respectively, each] subject to a permitted variance of plus or minus [10]%.


The Trust Fund

         The trust fund will own a pool consisting of [two] loan groups of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements. The loans will be secured by first or second deeds of trust or mortgages on one- to four-family residential properties and will bear interest at rates that adjust based on the prime rate. [The trust fund will also initially include funds from the sale of the notes in excess of the cut-off date principal balances. These excess funds are expected to be used to acquire additional home equity revolving credit line loans after the cut-off date. The Class [ ] Notes will represent an interest in
loan group [   ] only.]

[The Policy

         Note Insurer will issue an irrevocable and unconditional note guaranty insurance policy which will guarantee certain payments to noteholders.]

                              [NOTE INSURER LOGO]

         The SEC and state securities regulators have not approved or disapproved of these securities or determined if this prospectus supplement or the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         [Underwriter] will offer the notes subject to prior sale and subject to its right to reject orders in whole or in part. The notes will be issued in
book-entry form on or about [   ], 200[ ] and will be offered in the United
States [and Europe].

                                 [UNDERWRITER]

                                 [   ], 200[ ]

        Important notice about information presented in this prospectus supplement and the accompanying prospectus:


     We provide information to you about the notes offered by this prospectus supplement in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your notes, and (2) this prospectus supplement, which describes the specific terms of your notes.

     If information varies between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the notes in any state where the offer is not permitted. We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on their respective covers.

     We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

     After the initial distribution of the notes offered hereby, this prospectus and prospectus supplement may be used by [First Tennessee Securities Corporation][First Tennessee Capital Markets], an affiliate of the depositor, the seller and the master servicer, in connection with market making transactions in the notes. [First Tennessee Securities Corporation][First Tennessee Capital Markets] may act as principal or agent in these transactions. These transactions will be at market prices at the time of sale and not at the prices of the initial offering. Certain information in this prospectus supplement will be updated from time to time.

SUMMARY.....................................................................................................    S-6

RISK FACTORS................................................................................................   S-15

FORWARD LOOKING STATEMENTS..................................................................................   S-20

THE TRUST...................................................................................................   S-21
     General................................................................................................   S-21
     Trust Assets...........................................................................................   S-21
     Duties of the Owner Trustee............................................................................   S-22
     Certain Activities.....................................................................................   S-22
     Termination............................................................................................   S-22
     The Owner Trustee......................................................................................   S-22

[THE NOTE INSURER...........................................................................................   S-23

THE MASTER SERVICER.........................................................................................   S-23
     General................................................................................................   S-23
     The Master Servicer....................................................................................   S-23

[THE HOME EQUITY LOAN PROGRAM ..............................................................................   S-24
     Underwriting Procedures Relating to Home Equity Loans..................................................   S-24

SERVICING OF THE MORTGAGE LOANS.............................................................................   S-25
     Foreclosure and Delinquency Experience.................................................................   S-26

DESCRIPTION OF THE MORTGAGE LOANS...........................................................................   S-28
     General................................................................................................   S-28
     Mortgage Loan Terms....................................................................................   S-28
     Conveyance of Mortgage Loans...........................................................................   S-46
     [The Prefunding Account ...............................................................................   S-47

MATURITY AND PREPAYMENT CONSIDERATIONS .....................................................................   S-47

POOL FACTOR ................................................................................................   S-49

DESCRIPTION OF THE NOTES ...................................................................................   S-50
     General................................................................................................   S-50
     Book-entry Notes.......................................................................................   S-51
     Distributions on the Notes.............................................................................   S-51
     Limited Subordination of Transferor Interest...........................................................   S-55

DESCRIPTION OF THE INDENTURE................................................................................   S-56
     Payments on Mortgage Loans; Deposits to Collection Account.............................................   S-56
     Allocations and Collections............................................................................   S-58
     [The Policy............................................................................................   S-59
     Rapid Amortization Events..............................................................................   S-61
     Reports to Noteholders.................................................................................   S-62

EVENTS OF DEFAULT UNDER THE INDENTURE
     .......................................................................................................   S-63

REMEDIES ON EVENT OF DEFAULT UNDER THE INDENTURE
     .......................................................................................................   S-63

CERTAIN MATTERS REGARDING THE INDENTURE TRUSTEE.............................................................   S-64
     Duties of the Indenture Trustee........................................................................   S-64
     Amendment..............................................................................................   S-65

TERMINATION; RETIREMENT OF THE NOTES........................................................................   S-66
     The Indenture Trustee..................................................................................   S-67

DESCRIPTION OF THE SALE AND SERVICING AGREEMENT ............................................................   S-67
     Assignment of Mortgage Loans...........................................................................   S-67
     Amendments to Credit Line Agreements...................................................................   S-69
     [Optional Transfers of Mortgage Loans to the Transferor................................................   S-69
     Collection and Other Servicing Procedures on Mortgage Loans
           .................................................................................................   S-70
     Hazard Insurance.......................................................................................   S-71
     Realization on Defaulted Mortgage Loans................................................................   S-71
     Optional Purchase of Defaulted Loan....................................................................   S-72
     Servicing Compensation and Payment of Expenses.........................................................   S-72
     Evidence as to Compliance..............................................................................   S-72
     Certain Matters Regarding the Master Servicer and the Transferor
          ..................................................................................................   S-72

EVENTS OF SERVICING TERMINATION
          ..................................................................................................   S-73
     Rights after an Event of Servicing Termination.........................................................   S-74
     Amendment..............................................................................................   S-75

DESCRIPTION OF THE PURCHASE AGREEMENT.......................................................................   S-76

REPRESENTATIONS AND WARRANTIES..............................................................................   S-76

ASSIGNMENT TO TRUST FUND....................................................................................   S-76

USE OF PROCEEDS.............................................................................................   S-76

MATERIAL FEDERAL INCOME TAX CONSEQUENCES....................................................................   S-77
     General................................................................................................   S-77
     Characterization of the Notes as Indebtedness..........................................................   S-77
     Possible Classification of the Notes as a Partnership or Association Taxable as a Corporation
          ..................................................................................................   S-78
     Possible Classification as a Taxable Mortgage Pool.....................................................   S-79
     Foreign Investors......................................................................................   S-79
     Backup Withholding.....................................................................................   S-80
     State Taxes............................................................................................   S-81

ERISA CONSIDERATIONS........................................................................................   S-81
     Prohibited Transactions................................................................................   S-81

LEGAL INVESTMENT CONSIDERATIONS.............................................................................   S-83

UNDERWRITING................................................................................................   S-83

LEGAL MATTERS...............................................................................................   S-84

                                     SUMMARY

     This Summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of an offering of the notes, read carefully this entire document and the accompanying prospectus.

Trust Fund

     First Horizon Home Equity Loan Trust 200[ ]-[ ]. The trust fund will own a pool of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements. The loans will be secured by first or second deeds of trust or mortgages on one- to four-family residential properties and will bear interest at rates that adjust based on the prime rate. We sometimes refer to these loans as home equity loans or mortgage loans. [The original principal balance of the notes will exceed the aggregate cut-off date principal balances of the home equity loans initially transferred to the trust fund. Funds in an amount equal to this excess are expected to be used to acquire future home equity loans that are not included in the cut-off date pool. Until they are so used, they will be held in the trust fund.]

     We will be dividing the mortgage loans in the trust fund into [two] groups. Each will be referred to as a loan group. The repayment of the Class [ ] Notes will be secured by a security interest in loan group [ ] and the repayment of the Class [ ] Notes will be secured by a security interest in loan group [ ]. Likewise, holders of Class [ ] Notes will receive payments from collections on mortgage loans in loan group [ ] and holders of Class [ ] Notes will receive payments from collections on mortgage loans in loan group [ ].

The Offered Notes

     First Horizon Home Equity Loan Trust 200[ ]-[ ] will issue [ ] classes of Revolving Home Equity Loan Asset Backed Notes and a transferor's interest. Only the Class [ ] Notes are offered by this prospectus supplement.]

Other Notes

     First Horizon Home Equity Loan Trust 200[ ]-[ ] is also issuing the
Class [ ] Notes and the transferor's interest. As described in this prospectus supplement, except for limited cross-collateralization, the Class [ ] Notes are not supported by the mortgage loans in loan group [ ], the group that supports the offered notes. A portion of the transferor's interest is subordinated in right of payment to the payment of the notes. Information regarding the Class
[ ] Notes and the transferor's interest is included in this prospectus supplement chiefly to provide you with a better understanding of the Class [ ] Notes.]

Depositor

     First Horizon Asset Securities Inc. Its address is 4000 Horizon Way, Irving, Texas 75063 and its telephone number is (214) 441-4000.

     See "The Depositor" in the prospectus.

Seller and Master Servicer

     [First Tennessee Bank National Association.]

     See "The Master Servicer" in this prospectus supplement.

Indenture Trustee

     [Name of Indenture Trustee].

Owner Trustee

     [Name of Owner Trustee].

[Note Insurer

     Note Insurer, will insure the [Class [ ]] Notes as described in this prospectus supplement.

     See "The Note Insurer" in this prospectus supplement.]

Indenture

     The notes will be issued under an indenture between the owner trustee and the indenture trustee.

Cut-off Date

     [    ], 200[ ].

Closing Date

     On or about [   ], 200[ ].

Distribution Dates

     The indenture trustee will make distributions on the [ ]th day of each
calendar month beginning in [   ] 200[ ]. If the [ ]th day of a month is not a
business day, then payments will be made on the next business day after the [ ] th day of the month.

Record Date

     The [last] day preceding a distribution date or, if the notes are no longer book-entry notes, the last day of the month preceding a distribution date.

Denominations

     [The Class [   ] Notes will be issued in minimum denominations of]
$[25,000] and multiples of $[1,000] in excess of that.

Registration of Notes

     The [Class [   ]] Notes will initially be issued in book-entry form.
[Persons acquiring beneficial ownership interests in the [Class [   ]] Notes may
elect to hold their beneficial interests through The Depository Trust Company, in the United States, or Clearstream, Luxembourg or the Euroclear System, in Europe.]

 See "Description of Notes -- Book-Entry Notes" in this prospectus supplement.

The Mortgage Loans


General

     The mortgage loans are revolving lines of credit. During the applicable draw period, each borrower may borrow additional amounts from time to time up to the maximum amount of that borrower's line of credit. If borrowed amounts are repaid, they can again be borrowed.

     The pool balance equals the aggregate of the principal balances of all mortgage loans in [both] loan groups. The loan group balance of a loan group equals the aggregate of the principal balances of all mortgage loans in that loan group. The principal balance of a mortgage loan (other than a liquidated mortgage loan) on any day is equal to its cut-off date principal balance, plus any additional borrowings on that mortgage loan, minus all collections credited against the principal balance of that mortgage loan before that day. Once a mortgage loan is finally liquidated, its principal balance will be zero.

Loan Rate

     Interest on each mortgage loan is payable monthly and computed on the related daily outstanding principal balance for each day in the billing cycle. The loan rate is a variable rate per annum equal to the sum of the highest prime rate published in the Money Rates table of The Wall Street Journal as of the first business day of each calendar month and a margin. The loan rate is subject to applicable usury limits and certain maximum rates. Loan rates are adjusted monthly on the first business day of the calendar month preceding the due date. The due date for each mortgage loan is the fifteenth day of each month.

Principal Payments

     Each home equity loan features a draw period during which the loan may be drawn on, immediately followed by a repayment period during which the loan must be repaid. In general, home equity loans with [ ]-year draw periods have [ ]- year repayment periods. These [ ]-year draw periods are generally extendible for an additional [ ] years with the approval of the master servicer.

Statistics

     The statistical information presented in this prospectus supplement concerning the pool of mortgage loans does not reflect all of the mortgage loans that will be included in the pool on the closing date. Instead, this statistical information relates to statistical calculation loan groups that include the number and principal balances only of mortgage loans originated by the seller through the statistic calculation date and included in the applicable loan group. The aggregate principal balance of each statistic calculation loan group as of the statistic calculation date is the statistic calculation loan group
balance. The statistic calculation date is [   ], 200[ ].

     Unless otherwise noted, all statistical percentages in this prospectus supplement are measured by the aggregate principal balance of the applicable statistic calculation loan group on the statistic calculation date.

     See "Description of the Mortgage Loans" in this prospectus supplement for additional information concerning the statistic calculation pool and the mortgage loans in general.

Summary of Loans in Statistic Calculation Loan Group [ ] (As of Statistic Calculation Date)

         Loan Group [  ] Statistic Calculation Date Balance:  $ [     ]
         Weighted Average Combined Loan-to-Value Ratio:  [     ]%
         Weighted Average Margin:  [     ]%
         Range of Principal Balances:  $[     ] to $[     ]
         Average Principal Balance:  $[     ]
         Range of Credit Limits:  $[     ] to $[     ]
         Average Credit Limit:  $[      ]
         Origination Period:  [     ] through [     ]
         Range of Loan Rates:  [     ]% to [     ]%
         Weighted Average Loan Rate:  [     ]%
         Weighted Average Maximum Loan Rate:  [     ]%
         Weighted Average Minimum Loan Rate:  [     ]%
         Maximum Credit Utilization Rate:  [     ]%
         Average Credit Utilization Rate:  [     ]%
         Weighted Average Credit Utilization Rate:  [     ]%
         Percentage of Pool Secured by 1st liens:  [     ]%
         Percentage of Pool Secured by 2nd liens:  [     ]%
         Weighted Average Second Mortgage Ratio:  [     ]%
         Percentage with Mortgaged Properties in:  [     ]%
                  [                   ]: [     ]%
                  [                   ]: [     ]%
                  [                   ]: [     ]%
                  [                   ]: [     ]%
                  [                   ]: [     ]%
         Range of Remaining Term to Scheduled Maturity: [ ] months to [ ] months Weighted Average Remaining Term to Scheduled Maturity: [ ] months Percentage Single Family Residences: [ ]%
         Percent Owner Occupied: [ ]%


[Summary of Loans in Statistic Calculation Loan Group [ ] (As of Statistic Calculation Date)]

         Loan Group [  ] Statistic Calculation Date Balance:  $ [       ]
         Weighted Average Combined Loan-to-Value Ratio:  [     ]%
         Weighted Average Margin:  [     ]%
         Range of Principal Balances:  $  [     ] to $[       ]
         Average Principal Balance:  $ [       ]
         Range of Credit Limits:  $ [     ] to $[       ]
         Average Credit Limit:  $ [        ]
         Origination Period:  [     ] through [     ]
         Range of Loan Rates:  [     ]% to [     ]%
         Weighted Average Loan Rate:  [     ]%
         Weighted Average Maximum Loan Rate:  [     ]%
         Weighted Average Minimum Loan Rate:  [     ]%
         Maximum Credit Utilization Rate:  [     ]%
         Average Credit Utilization Rate:  [     ]%
         Weighted Average Credit Utilization Rate:  [     ]%
         Percentage of Pool Secured by 1st liens:  [     ]%
         Percentage of Pool Secured by 2nd liens:  [     ]%
         Weighted Average Second Mortgage Ratio:   [     ]%
         Percentage with Mortgaged Properties in:  [     ]%

                  [                   ]:   [     ]%
                  [                   ]:   [     ]%
                  [                   ]:   [     ]%
                  [                   ]:   [     ]%
                  [                   ]:   [     ]%
         Range of Remaining Term to Scheduled Maturity: [ ] months to [ ] months Weighted Average Remaining Term to Scheduled Maturity: [ ] months Percentage Single Family Residences: [ ]%
         Percent Owner Occupied: [ ]%

   The [Class [     ]] Notes

         --------------------------------------------------------------------------------------------------

                                                                             Per $1,000 of
                                                                                 Notes             Total
         --------------------------------------------------------------------------------------------------
         Price to Public...........................................           $[      ]         $[      ]
         --------------------------------------------------------------------------------------------------
         Underwriting Discount.....................................           $[      ]         $[      ]
         --------------------------------------------------------------------------------------------------
         Proceeds, before expenses, to the Depositor...............           $[      ]         $[      ]
         --------------------------------------------------------------------------------------------------

Note Rate

[Class [  ] Notes]

     The note rate on the Class [ ] Notes may change from distribution date to distribution date. On any distribution date the note rate for the [Class [ ]] Notes will equal the least of: LIBOR plus [ ]% per annum, the weighted average of the loan rates on the mortgage loans in loan group [ ] minus certain fees, expenses and minimum spread requirements, and [ ]% per annum. However, on any distribution date for which the note rate for the Class [ ] Notes has been determined in accordance with the weighted average of the net loan rates on the mortgage loans in loan group [ ], the excess of the lesser of A. [ ]% per annum and B. LIBOR + [ ]% per annum over the note rate will be paid (with interest at the rate of LIBOR + [ ]% per annum, but not at a rate in excess of [ ]% per annum) on the Class [ ] Notes on future distribution dates to the extent that funds are available in the priority described in this prospectus supplement.

[Class [  ] Notes

     The note rate on the Class [ ] Notes may change from distribution date to distribution date. On any distribution date the note rate for the Class [ ] Notes will equal the least of: LIBOR plus [ ]% per annum, the weighted average of the loan rates on the mortgage loans in loan group [ ] minus certain fees, expenses and minimum spread requirements, and [ ]% per annum.

     However, on any distribution date for which the note rate for the Class
[ ] Notes has been determined in accordance with the weighted average of the net loan rates on the mortgage loans in loan group [ ], the excess of the lesser of
A. [ ]% per annum and B. LIBOR + [ ]% per annum over the note rate will be paid (with interest at the rate of LIBOR + [ ]% per annum, but not at a rate in excess of [ ]% per annum) on the Class [ ] Notes on future distribution dates to the extent that funds are available in the priority described in this prospectus supplement.]

     See "Description of the Notes -- Distributions on the Notes -- Application of Interest Collections" in this prospectus supplement.

Interest Period

         For each distribution date and class of notes, the period beginning on the prior distribution date (or in the case of the first distribution date, beginning on the closing date) and ending on the day before the applicable distribution date. The indenture trustee will calculate interest based on the actual number of days in the interest period and a year assumed to consist of 360 days.

Note Principal Balance

         The original principal balance of either class of notes may be reduced or increased by not more than [10]% depending on the aggregate principal balance of the mortgage loans in the related loan group actually delivered on the closing date.

Principal

         The amount of principal distributed on a class of notes on a distribution date will depend on whether the distribution date occurs during the managed amortization period or the rapid amortization period. The managed amortization period begins on the closing date and ends on the earlier of the distribution date in [ ] and the existence of a rapid amortization event. The rapid amortization period begins on the first distribution date after the end of the managed amortization period.

         See "Description of Notes-- Distributions on the Notes -- Distributions of Principal Collections" in this prospectus supplement.

[Prefunding Account]

         On the closing date approximately $[   ] will be deposited into a
prefunding account [for loan group [   ] and approximately $[   ] will be
deposited into a prefunding account for loan group [ ], each] held as a part of the trust fund. These funds represent the excess of the original principal balance of the Class [ ] [and Class [ ]] Notes [,as applicable,] over the cut-off date principal balance of the mortgage loans in [their related] loan group [ ] initially transferred to the trust fund. These funds are expected to be used through [ ] to acquire future home equity loans that are not included in the cut-off date pool. Any future home equity loans acquired by the trust fund after the cut-off date will have been underwritten using generally the same guidelines as were used to select the initial mortgage loans in the trust fund, and the trust fund will have the benefit of substantially the same representations and warranties covering the initial mortgage loans in the trust fund. The seller and master servicer will not exercise any discretion in the selection of the future home equity loans to be acquired by the trust fund. The selection will be made by a mechanical procedure on a first-in, first-out basis. The purchase of these future home equity loans is in addition to the ongoing purchase of additional balances during the managed amortization period with the proceeds of principal repayments received on the trust fund's mortgage loan portfolio. Any funds remaining in the prefunding account[s] on [ ] will be used to prepay the [Class [ ]] [related class of] Notes on the first distribution date.]

Termination

         The trust fund will terminate on the distribution date following the later of (a) payment in full of all amounts owing to [the note insurer and][any third party credit enhancer] and (b) the earliest of the distribution date on which the principal balance of [both] classes of notes have been reduced to zero, the final payment or other liquidation of the last mortgage loan in the trust fund, the optional transfer of the mortgage loans to the owner of the transferor interest, as described below, and the distribution date in [ ].

         The mortgage loans in the trust fund will be subject to optional transfer to the owner of the transferor interest on any distribution date on or after which the combined principal balance of both classes of notes is reduced to any amount less than or equal to 10% of the original combined principal balance of the notes and all amounts due and owing to the note insurer and] [any third party credit enhancer][, including any unreimbursed draws on the policy ][and any third party enhancement], together with interest on those amounts, have been paid as provided [either] [in the insurance agreement under which the policy is issued] [or in accordance with any third party credit enhancement].

         See "Description of the Indenture -- Termination; Retirement of the Notes" in this prospectus supplement and "The Agreements -- Termination; Optional Termination" in the prospectus.

Credit Enhancement

General

         The trust fund includes various mechanisms that are intended to protect noteholders against losses on the mortgage loans.

Excess Interest

         The indenture trustee will distribute certain interest collections on the mortgage loans in each loan group to cover losses that would otherwise be allocated to the notes related to that loan group, and to the extent described in this prospectus supplement, to the notes related to the other loan group.

Limited Subordination of Transferor Interest

         The sum of the amounts by which the loan group balance of each loan group in the trust fund exceeds the principal balance of its related notes is the transferor interest. Initially, the transferor interest will be $0. The transferor interest is expected to grow as interest collections in excess of trustee fees, [amounts due the note insurer,] interest accrued on the notes and certain loss amounts due on the notes are applied as principal distributions on the notes, thereby creating overcollateralization of the notes. For each loan group, once the required level of overcollateralization is reached, the acceleration feature for the related class of notes will cease, unless it is necessary to maintain the required level of overcollateralization. The transferor interest is also the mechanism that absorbs changes in the principal amount of mortgage loans in a loan group due to new borrowings and repayments. In certain circumstances, amounts that would be distributed on the transferor interest will instead be distributed on the notes. First Tennessee Bank National Association (or one of its affiliates) will be the owner of the transferor interest on the closing date.

         See "Description of the Notes -- Limited Subordination of Transferor Interest" in this prospectus supplement.

[Policy

         The policy will irrevocably and unconditionally guarantee on each distribution date to the indenture trustee for the benefit of the noteholders the full and complete payment of the guaranteed distributions consisting of the guaranteed principal distribution amount with respect to the notes for the distribution date, and accrued and unpaid interest due on the notes.

         The effect of the policy is to guarantee the timely payment of interest on, and the ultimate payment of the principal amount of, the notes. The policy does not cover payment of basis risk carryforward.


         In addition, the policy will guarantee the payment of the outstanding
note principal balance on the distribution date in [   ] (after giving effect to
all other amounts distributable and allocable to principal on that distribution date).

         IN THE ABSENCE OF PAYMENTS UNDER THE POLICY, NOTEHOLDERS WILL DIRECTLY BEAR THE CREDIT AND OTHER RISKS ASSOCIATED WITH THEIR PERCENTAGE INTEREST IN THE TRUST FUND.

         See "Description of the Indenture -- The Policy" in this prospectus supplement.

         The indenture will allow for limited cross-collateralization, in that certain excess cashflows from either loan group on any distribution date will be applied to the funding of certain deficiencies in interest and principal on the notes related to the other loan group.]

[Reserve Fund

         On the closing date, an account will be set up in the name of the indenture trustee on behalf of the noteholders, but will not be funded. Once the required level of overcollateralization for a loan group has been reached, excess cashflow from that loan group may be deposited in the reserve fund on future distribution dates until the amount reaches a specified level. Amounts in the reserve fund may be used to cover shortfalls in amounts required to be distributed as interest to either Class of Class [ ] Notes or to cover losses on the mortgage loans in either loan group.]

Material Federal Income Tax Consequences

         Subject to the qualifications described under "Material Federal Income Tax Consequences" in this prospectus supplement, Andrews & Kurth L.L.P., special tax counsel to the depositor, is of the opinion that, under existing law, a note will be treated as a debt instrument for federal income tax purposes as of the closing date. Furthermore, special tax counsel to the depositor is of the opinion that neither the trust fund nor any portion of the trust fund will be treated as either an association or a publicly traded partnership taxable as a corporation or as a taxable mortgage pool.

         See "Material Federal Income Tax Consequences" in this prospectus supplement and in the prospectus for additional information concerning the application of federal income tax laws.

ERISA Considerations

         Generally, the notes may be purchased by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or
Section 4975 of the Internal Revenue Code of 1986, or by an entity investing the assets of an employee benefit plan, so long as certain conditions are met. A fiduciary of an employee benefit plan or an individual retirement account must determine that the purchase of a note is consistent with its fiduciary duties under applicable law and does not result in a nonexempt prohibited transaction under applicable law.

         See "ERISA Considerations" in this prospectus supplement and in the prospectus.

Legal Investment Considerations

         The [Class [   ]] Notes will not constitute mortgage related securities
for purposes of the Secondary Mortgage Market Enhancement Act of 1984, because not all of the mortgages securing the loans are first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based solely on first mortgages may not be legally authorized to invest in the
[Class [   ]] Notes.

         See "Legal Investment" in the prospectus.

Note Rating

         The notes will not be offered unless they are each rated [   ] by
[Rating Agency] and [   ] by [Rating Agency] A rating is not a recommendation to
buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

         See "Ratings" in this prospectus supplement and "Risk Factors -- Rating of Securities" in the prospectus.


                  [remainder of page intentionally left blank]

                                 RISK FACTORS

      The following information, which you should carefully consider, identifies certain significant sources of risk associated with an investment in the notes. You should also carefully consider the information under "Risk Factors" in the prospectus.

You may have difficulty
 selling your notes............................. The underwriter intends to make a secondary market in the notes purchased by it, but has no obligation to do so. We
                                                 cannot assure you that a secondary market will develop or, if it develops, that it will continue. Consequently, you
                                                 may not be able to sell your notes readily or at prices
                                                 that will enable you to realize your desired yield. The
                                                 market values of the notes are likely to fluctuate; these
                                                 fluctuations may be significant and could result in
                                                 significant losses to you.

                                                 The secondary markets for asset backed securities have
                                                 experienced periods of illiquidity and can be expected to
                                                 do so in the future. Illiquidity can have a severely
                                                 adverse effect on the prices of securities that are
                                                 especially sensitive to prepayment, credit, or interest
                                                 rate risk, or that have been structured to meet the
                                                 investment requirements of limited categories of investors.

Cash flow disruptions could
  cause payment delays and losses............... Substantial delays could result while liquidating delinquent mortgage loans.  [Resulting shortfalls in
                                                 distributions to noteholders could occur if the note
                                                 insurer were unable to perform its obligations under the
                                                 policy.] Further, liquidation expenses (such as legal
                                                 fees, real estate taxes, and maintenance and preservation
                                                 expenses) will reduce the security for the related
                                                 mortgage loans and in turn reduce the proceeds payable to
                                                 noteholders. [If any of the mortgaged properties fail to
                                                 provide adequate security for the related mortgage loans,
                                                 you could experience a loss if the note insurer were
                                                 unable to perform its obligations under the policy.]

Yield and reinvestment may be adversely
  affected by unpredictability of
  prepayments................................... During the period that a borrower may borrow money under the borrower's line of credit, the borrower may make
                                                 monthly payments only for the accrued interest or may also repay some or all of the amount previously borrowed. In
                                                 addition, borrowers may borrow additional amounts up to
                                                 the maximum amounts of their lines of credit. As a result, the amount each loan group receives in any month (and in
                                                 turn the amount distributed to the holders of the

                                                 related class of notes) may change significantly. Even
                                                 during the repayment period, borrowers generally may prepay their mortgage loans at any time without penalty. However, prepayments on loans secured by property in California and certain other jurisdictions may be subject to account
                                                 termination fees during the first five years after
                                                 origination of the loan. Generally, revolving home equity
                                                 loans are not viewed by borrowers as permanent financing.
                                                 The mortgage loans may be repaid at faster rates than
                                                 traditional mortgage loans. The trust fund's prepayment
                                                 experience may be affected by a wide variety of factors,
                                                 including:   general economic conditions, interest rates,
                                                 the availability of alternative financing and homeowner
                                                 mobility.

                                                 In addition, substantially all of the mortgage loans
                                                 contain due-on-sale provisions and the master servicer
                                                 intends to enforce those provisions unless doing so is not permitted by applicable law or the master servicer permits the purchaser of the mortgaged property in question to
                                                 assume the mortgage loan in a manner consistent with
                                                 reasonable commercial practice. See "Description of the
                                                 Notes" in this prospectus supplement and "Legal Aspects of the Loans-Due-on-Sale Clauses" in the prospectus for a
                                                 description of certain provisions of the credit line
                                                 agreements that may affect the prepayment experience on
                                                 the mortgage loans.

                                                 The yield to maturity and weighted average life of your
                                                 notes will be affected primarily by the rate and timing of repayments and prepayments on the mortgage loans in your
                                                 loan group as compared with the creation and amount of
                                                 additional balances and the realization of liquidation
                                                 loss amounts.

                                                 You bear the reinvestment risks resulting from a faster or slower rate of principal payments than you expected. [You
                                                 also bear the reinvestment risk if by [         ] all of
                                                 the funds in the prefunding account[s] have not been used
                                                 to acquire future home equity loans, which would result in
                                                 a prepayment of [each class of] [the Class [   ]] Notes in
                                                 an amount equal to the amount remaining in [its related]
                                                 [the] prefunding account on that date.] See "Maturity and
                                                 Prepayment Considerations" in this prospectus supplement
                                                 and "Yield and Prepayment Considerations" in the
                                                 prospectus.

Withdrawal or downgrading of
  initial ratings will affect the

  value of the notes............................ The rating of the notes will depend primarily on an assessment by the rating agencies of the mortgage loans
                                                 [and upon the financial strength of the note insurer. Any
                                                 reduction in a rating assigned to the financial strength
                                                 of the note insurer may result in a reduction in the
                                                 rating of the notes]. A reduction in the rating assigned
                                                 to the notes probably would reduce the market value of the notes and may affect your ability to sell them.

                                                 The rating by each of the rating agencies of the notes is
                                                 not a recommendation to purchase, hold or sell the notes
                                                 since that rating does not address the market price or
                                                 suitability for a particular investor. The rating agencies may reduce or withdraw the ratings on the notes at any
                                                 time they deem appropriate. In general, the ratings
                                                 address credit risk and do not address the likelihood of
                                                 prepayments.

Junior lien priority could result in
  payment delay or loss......................... The mortgage loans are secured by mortgages that generally are second mortgages. The master servicer has the power under certain circumstances to consent to a new mortgage lien on the mortgaged property having priorty over the mortgage loan in the trust fund.  Mortgage loans secured by second mortgages are entitled to proceeds that remain from the sale of the related mortgaged property after any related senior mortgage loan and prior statutory liens have been satisfied. If the remaining proceeds are insufficient to satisfy the mortgage loans secured by
                                                 second mortgages and prior liens in the aggregate [and the note insurer is unable to perform its obligations under
                                                 the policy], you will bear the risk of delay in
                                                 distributions while any deficiency judgment against the
                                                 borrower is sought and the risk of loss if the deficiency
                                                 judgment cannot be obtained or is not realized on.

                                                 See "Legal Aspects of the Loans" in the prospectus.

Trust fund may be unsecured
  creditor under certain mortgage
  loans since mortgage loan
  assignments not recorded...................... Although the mortgage notes relating to the mortgage loans will be delivered to the indenture trustee within [30]
                                                 days of the closing date [(or within 30 days after receipt by the trust fund, with respect to the future home equity
                                                 loans)], assignments of mortgage loans to the indenture
                                                 trustee will only be recorded in those states specified by the rating agencies where recording is required in order
                                                 to protect the indenture trustee's

                                                 interest in the related mortgage loan or to perfect a first priority security interest in favor of the indenture trustee in the related mortgage loan if a court were to recharacterize the sale of the mortgage loans as a financing.

                                                 In certain states in which the mortgage properties are
                                                 located, failure to record the assignments of the related
                                                 mortgages to the indenture trustee will have the result of making the sale of the mortgage loans potentially
                                                 ineffective against any creditors of the seller who may
                                                 have been fraudulently or inadvertently induced to rely on the mortgage loans as assets of the seller or any
                                                 purchaser of a mortgage loan who had no notice of the
                                                 prior conveyance to the trust  fund if the purchaser
                                                 perfects his interest in the mortgage loan by taking
                                                 possession of the related documents or other evidence of
                                                 indebtedness or otherwise.

                                                 In those events, the trust fund would be an unsecured
                                                 creditor of the seller.

Developments in [California] could
  have disproportionate effect on the
  pool of mortgage loans due to
  geographic concentration of
  mortgaged properties.......................... Approximately [     ]% of the mortgage loans in statistic
                                                 calculation loan group [  ] and approximately [     ]% of
                                                 the mortgage loans in statistic calculation loan group [
                                                 ] are secured by mortgaged properties located in the State of [California]. After the statistic calculation date, the geographic concentration could change because of the
                                                 addition or removal of mortgage loans, prepayments or the
                                                 creation of additional balances. Property in [California]
                                                 may be more susceptible than homes located in other parts
                                                 of the country to certain types of uninsurable hazards,
                                                 such as earthquakes, floods, mudslides and other natural
                                                 disasters. In addition:  economic conditions in
                                                 [California] (which may or may not affect real property
                                                 values) may affect the ability of borrowers to repay their loans on time; declines in the [California] residential
                                                 real estate market may reduce the values of properties
                                                 located in [California], which would result in an increase in the loan-to-value ratios; and any increase in the
                                                 market value of properties located in [California] would
                                                 reduce the loan-to-value ratios and could, therefore, make alternative sources of financing available to the
                                                 borrowers at lower interest rates,

                                                 which could result in an increased rate of prepayment of the mortgage loans.

Master servicer has ability to
  change the terms of the
  mortgage loans...............................  The master servicer may agree to changes in the terms of a credit line agreement if the changes do not materially and adversely affect the interest of the related noteholders[, any third party credit enhancer] [or the note insurer,]
                                                 and are consistent with prudent business practice.

                                                 In addition, the master servicer, within certain
                                                 limitations, may increase the credit limit related to a
                                                 mortgage loan or reduce the loan rate for a mortgage loan.
                                                 Any increase in the credit limit related to a mortgage
                                                 loan would increase the combined loan-to-value ratio of
                                                 that mortgage loan and, accordingly, would increase the
                                                 risk of the related class of notes' investment in the
                                                 mortgage loan. In addition, any reduction in the loan rate of a mortgage loan would reduce the related loan group's
                                                 excess cash flow available to absorb losses.

Your return could be adversely
  affected by delinquent mortgage
  Loans.......................................   The trust fund may include mortgage loans that are 59 or
                                                 fewer days delinquent as of [      ] (the cut-off date for
                                                 the pool of mortgage loans).  We expect that the principal balance of mortgage loans that are between 30 days and 59
                                                 days delinquent as of the cut-off date will not exceed
                                                 approximately $[       ].  Mortgage loans that are already
                                                 delinquent may increase the risk that the trust fund will
                                                 experience a loss if the investor interest collections are not sufficient to cover the investor loss amounts for any
                                                 distribution date, amounts intended to provide protection
                                                 for the notes that are otherwise payable to the owner of
                                                 the transferor interest have been exhausted [and the note
                                                 insurer fails to perform its obligations under the policy].

Effect of loan rates on the notes.............   The notes accrue interest at a rate based on the one-month
                                                 LIBOR index plus a specified margin, but are subject to a
                                                 cap [based in part on the interest rates on the mortgage
                                                 loans].

                                                 The mortgage loans have interest rates that are based on
                                                 the prime rate, and have periodic and maximum limitations
                                                 on adjustments to the loan rate.  As a result, the notes
                                                 may accrue less interest than they would accrue if the
                                                 note rate were based solely on the LIBOR index plus the
                                                 specified margin.

                                                 A variety of factors could limit the note rate. Some of
                                                 these factors are described below:   Each note rate
                                                 adjusts [monthly] while the loan rates on the mortgage
                                                 loans may adjust less frequently. Consequently, the loan
                                                 rates may limit increases in one or both note rates for
                                                 extended periods in a rising interest rate environment.

                                                 The prime rate may respond to different economic and
                                                 market factors than LIBOR and thus may increase or
                                                 decrease at different times.  As a result, the loan rates
                                                 could decline while LIBOR is stable or rising.  And
                                                 although both the loan rates and LIBOR may either decline
                                                 or increase during the same period, the loan rates could
                                                 decline more rapidly or increase more slowly than LIBOR.
                                                 These factors may adversely affect the yield to maturity
                                                 on the notes.

                                                 For a discussion of additional risks pertaining to the
                                                 notes, see "Risk Factors" in the prospectus.

[Certain rights may be affected by the
  issuance of [two] classes of notes
  secured by a single trust fund..............  The ability to declare an event of master servicing termination under the sale and servicing agreement or an
                                                event of default under the indenture, or to amend the sale and servicing agreement or the indenture rests with [the
                                                note insurer and] the holders of specified percentages of
                                                the notes in both groups. [In addition, under certain
                                                circumstances the third party credit enhancer will have
                                                those rights as they relate to the Class [   ] Notes.]  As
                                                a result you may have less ability to control certain
                                                actions than you would have had if only a single class of
                                                notes had been issued.]

Recent attacks and
 military action..............................  The effects that the recent attacks in the United States and related military action may have on the performance of the mortgage loans cannot be determined at this time. Investors should consider the possible effects on delinquency, default and prepayment experience of the mortgage loans. Federal agencies and non-governmental lenders may defer, reduce or forgive
                                                payments and delay foreclosure proceedings in respect of loans to borrowers affected in some way by recent and possible future events. In addition, activation of a substantial number of U.S.
                                                military reservists or members of the National Guard may
                                                significantly increase the proportion of loans whose interest rates are reduced by application of the Soldiers' and Sailors'
                                                Civil Relief Act of 1940. Any such application may result in interest shortfalls on the certificates. Neither the seller, depositor or master servicer is obligated to make payments to certificateholders to offset any such shortfalls, nor will excess interest or other amounts generated by the mortgage loans be applied to reduce such shortfalls.


                          FORWARD LOOKING STATEMENTS

     Some statements contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus consist of forward-looking statements relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

                                   THE TRUST

General

     First Horizon Home Equity Loan Trust 200[  ]-[  ] is a business trust
formed under the laws of the State of [                ] under the Trust
Agreement, dated [            , 200[  ]], between First Horizon Asset Securities
Inc., as depositor, and [Name of owner trustee], as owner trustee, to do the transactions described in this prospectus supplement. After its formation, the trust will not engage in any activity other than acquiring, holding and managing the mortgage loans and the other assets of the trust and their proceeds, issuing the Notes and the transferor's interest, making payments on the Notes and the transferor's interest, and engaging in other activities that are appropriate in connection these activities.

     The trust's principal offices are located in [           ] in care of
[Name of owner trustee], as owner trustee, at its address below.

Trust Assets

     The property of the trust will generally consist of: the principal balance of each mortgage loan as of the cut-off date (referred to as the cut-off date principal balance), plus any new advances made on it under the applicable credit line agreement during the life of the trust fund ("Additional Balances"); collections on the mortgage loans received after the cut-off date (exclusive of payments of accrued interest due on or before the cut-off date); mortgaged properties relating to the mortgage loans that are acquired by foreclosure or deed in lieu of foreclosure; the collection account for the Notes (excluding its net earnings); [the Prefunding Account[s] [and the similar account for loan group 1] and any additional loans purchased with their proceeds;] [the Reserve Fund (excluding its net earnings);] [the Policy] and any further credit enhancement for the Notes; and an assignment of the depositor's rights under the purchase agreement.

     The assets of the trust comprising loan group [ ], the related collection account, [the related Prefunding Account, the Reserve Fund,] [the Policy,] and the depositor's rights under the agreement under which it purchased the mortgage loans will be pledged to the indenture trustee as security for the Class [ ] Notes under the indenture. [The assets of the trust comprising loan group [ ], the related collection account, [the related Prefunding Account, the Reserve Fund,] [the Policy,] and the depositor's rights under the agreement under which it purchased the mortgage loans will be pledged to the indenture trustee as security for the Class [ ] Notes under the indenture.]

     A substantial portion of the economic interest in the mortgage loans, and consequently the trust, is related to the repayment of the Notes and subject to the lien of the indenture. All of the remaining interest in the mortgage loans in the trust fund will be represented by a single transferor interest that will be owned by the transferor.

     The transferor has the right to sell or pledge the transferor interest at any time, if the Rating Agencies have notified the transferor and the indenture trustee in writing that the action will not result in the reduction or withdrawal of the ratings assigned to the Notes [without regard to the Policy] [or any other third party credit enhancements], and certain other conditions specified in the trust agreement are satisfied.

     The owner trustee and any of its affiliates may hold Notes in their own names or as pledgees. To meet the legal requirements of certain jurisdictions, the owner trustee may appoint co-trustees or separate trustees of any part of the trust fund under the trust agreement. All rights and obligations conferred or imposed on the owner trustee by the sale and servicing agreement and the trust agreement will be conferred or imposed on any separate trustee or co-trustee. In any jurisdiction in which the owner trustee or indenture trustee is incompetent or unqualified to perform any act, the separate trustee or co-trustee will perform the act solely at the direction of the owner trustee.

     The owner trustee may resign at any time, in which event the master servicer must appoint a successor [acceptable to the Note Insurer]. The master servicer may also remove the owner trustee if it ceases to be eligible to continue as such under the trust agreement or becomes legally unable to act or becomes insolvent. Any resignation or removal of the owner trustee and appointment of a successor will not become effective until acceptance of the appointment by the successor.

Duties of the Owner Trustee

     The owner trustee will make no representations as to the validity or sufficiency of the trust agreement, the Notes, or of any mortgage loans or related documents, and will not be accountable for the use or application by the depositor or the master servicer of any funds paid to the depositor or the master servicer on the Notes, or the mortgage loans, or the investment of any monies by the master servicer before being deposited into the collection accounts. The owner trustee will be required to perform only those duties specifically required of it under the trust agreement. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the owner trustee under the trust agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the trust agreement.

Certain Activities

     The Trust Fund will not borrow money, make loans, invest in securities for the purpose of exercising control, underwrite securities, except as provided in the trust agreement, engage in the purchase and sale (or turnover) of investments, offer securities in exchange for property (except the Notes for the mortgage loans), or repurchase or otherwise reacquire its securities. See "Description of the Sale and Servicing Agreement -- Evidence as to Compliance" above for information regarding reports as to the compliance by the master servicer with the sale and servicing agreement.

Termination

     The trust created by the trust agreement shall terminate upon the final distribution of all moneys or other property or proceeds of the trust or at the time the assignor of mortgage loans to the depositor becomes insolvent.

 The Owner Trustee

     [Name of owner trustee] will act as the owner trustee under the trust
agreement. [Name of owner trustee] is a [                    ] banking
corporation and its principal officers are located at [               ],
[                  ].

                               [THE NOTE INSURER

     The following information in this section has been provided by Note Insurer (the "Note Insurer"). Accordingly, none of the depositor, the seller and master servicer[, any third party credit enhancer] or the underwriter makes any representation as to the accuracy and completeness of the information in this section.

    [Description of Note Insurer, including financial information]]

                              THE MASTER SERVICER

General

     [First Tennessee Bank National Association ("First Tennessee") will service the mortgage loans consisting of [adjustable] rate home equity revolving credit line loans made or to be made in the future under the sale and servicing agreement. The mortgage loans will be secured by either first or second deeds of trust or mortgages on the residential properties that are one- to four-family properties, condominiums and planned unit developments.

     First Tennessee may perform any of its obligations under the sale and
servicing agreement dated as of [        ], 200[  ] among First Horizon Asset
Securities Inc., as depositor, First Tennessee, as seller and master servicer [Name of third party enhancer, if any] and [Name of owner trustee], as owner trustee, through one or more subservicers. Notwithstanding any subservicing arrangement, the master servicer will remain liable for its servicing obligations under the sale and servicing agreement as if the master servicer alone were servicing the mortgage loans. As of the Closing Date, the master servicer will service the mortgage loans without subservicing arrangements.]

The Master Servicer

     [First Tennessee, a national banking association, will act as master servicer for the mortgage loans under the sale and servicing agreement. First Tennessee is an indirect wholly owned subsidiary of First Tennessee National Corporation, a Tennessee corporation. First Tennessee National Corporation, headquartered in Memphis, Tennessee, is a national, diversified financial services institution, and one of the fifty largest bank holding companies in the United States. Through its principal subsidiary, First Tennessee, and other subsidiaries, it provides banking and other financial services to its customers through various regional and national lines of business.

     First Tennessee's mortgage loan servicing portfolio consists primarily of first and second lien, fixed or adjustable rate mortgage loans secured by single-family residences. First Tennessee began servicing home equity lines of
credit in [                 ].  At [        ], 200[  ] First Tennessee provided
servicing for approximately $[         ] aggregate principal amount of mortgage
loans, substantially all of which are being serviced for unaffiliated persons.
At [        ], First Tennessee provided servicing for approximately $[         ]
aggregate principal amount of first and second lien mortgage loans originated under its home equity lines of credit program.

     The principal executive offices of First Tennessee are located at 165 Madison Avenue, Memphis, Tennessee 38103. Its telephone number is (800) 364-7662. First Tennessee conducts operations from its headquarters in Memphis, Tennessee.]

                         [THE HOME EQUITY LOAN PROGRAM

Underwriting Procedures Relating to Home Equity Loans

     [The following is a description of the underwriting procedures customarily employed by the seller with respect to home equity loans. The underwriting process is intended to assess the applicant's credit standing and repayment ability, and the value and adequacy of the real property security as collateral for the proposed loan. Exceptions to the seller's underwriting guidelines will be made when compensating factors are present. These factors include the borrower's employment stability, favorable credit history, equity in the related property and the nature of the underlying first mortgage loan.

     Each applicant for a home equity loan must complete an application that lists the applicant's assets, liabilities, income, and employment history and other demographic and personal information. If information in the loan application demonstrates that the applicant has sufficient income and there is sufficient equity in the real property to justify making a home equity loan, the seller will conduct a further credit investigation of the applicant. This investigation includes obtaining and reviewing an independent credit bureau report on the credit history of the applicant to evaluate the applicant's ability and willingness to repay. The credit report typically contains information relating to matters such as credit history with local merchants and lenders, installment and revolving debt payments and any record of delinquencies, defaults, bankruptcy, collateral repossessions, suits or judgments.

     The seller may originate or acquire mortgage loans in accordance with alternative sets of underwriting criteria under an Alternative Documentation Loan Program, a Reduced Documentation Loan Program or a Streamlined Documentation Loan Program. Generally, Alternative Documentation Programs permit a borrower to provide pay stubs and W-2 forms covering the most recent two years, in lieu of obtaining a Verification of Employment. Reduced Documentation Programs place more emphasis on property underwriting than on credit underwriting. Thus, certain credit underwriting documentation concerning income and employment verification is waived. Reduced Documentation Programs require applicants to list their assets and also permit applicants to submit bank statements in lieu of verifications of deposits. Only self-employed borrowers with credit histories that demonstrate an established ability to repay indebtedness in a timely fashion are eligible for Reduced Documentation Programs. Streamlined Documentation programs may be available for first-lien borrowers in good standing with the seller. A Streamlined Documentation Loan Program may be available for borrowers who have recently purchased or refinanced (rate/term) with the seller if they have not been 30 days delinquent in payment during the previous twelve month period. Under a Streamlined Documentation Program, the value of the mortgaged property that was used in conjunction with obtaining the first lien from the seller is used in lieu of a new appraisal and later used to determine the combined loan-to-value ratios for the new home equity line of credit. In most instances, the maximum loan amount is limited to $30,000. In addition, a credit review is conducted, however no debt ratio calculation, income documentation or asset verification is required. A telephonic verification of employment is required before loan closing.

     Full appraisals are generally performed on all home equity loans that at origination had a credit limit greater than $100,000. These appraisals are determined on the basis of a seller-approved, independent third-party, fee-based appraisal completed on forms approved by Fannie Mae or Freddie Mac. For certain home equity loans that had at origination a credit limit less than or equal to $100,000, a drive-by evaluation is generally completed by a state licensed, independent third-party, professional appraiser on forms approved by either Fannie Mae or Freddie Mac. The drive-by evaluation is an exterior examination of the premises by the appraiser to determine that the property is in good condition. The appraisal is based on various factors, including the market value of comparable homes and the cost of replacing the improvements, and generally must have been made not earlier than 180 days before the date of origination of the mortgage loan. For certain home equity loans with credit limits less than or equal to $100,000, First Tennessee may have the related mortgaged property appraised electronically. Electronic appraisals use commercially-available home price indices and will only be completed on mortgaged properties where First Tennessee also services the first mortgage. The minimum and maximum loan amounts for home equity loans are generally $7,500 and $500,000, respectively. Borrowers may draw under the home equity loans in minimum amounts of $250 and maximum amounts up to the remaining available credit, in each case after giving effect to all prior draws and payments on the credit line.

     After obtaining all applicable employment, credit and property information, the seller generally uses a debt-to-income ratio to assist in determining whether the prospective borrower has sufficient monthly income available to support the payments on the home equity loan in addition to any senior mortgage loan payments (including any escrows for property taxes and hazard insurance premiums) and other monthly credit obligations. The "debt-to-income ratio" is the ratio of the borrower's total monthly credit obligations (assuming the mortgage loan interest rate is based on the applicable fully indexed interest rate) to the borrower's gross monthly income. Based on this, the maximum monthly debt-to-income ratio is 45%. Variations in the monthly debt-to-income ratios limits are permitted based on compensating factors. The seller currently offers home equity loan products that allow maximum combined loan-to-value ratios up to 100%.

     It is generally the seller's policy to require a title search or limited coverage policy before it makes a home equity loan for amounts less than or equal to $100,000. In addition, if the home equity loan has a maximum draw amount of more than $100,000, the seller requires that the borrower obtain an ALTA policy, or other assurance of title customary in the relevant jurisdiction. In addition, ALTA title policies are generally obtained in situations where the property is on leased land or there has been a change in title or the home equity loan is in first lien position.]

                        SERVICING OF THE MORTGAGE LOANS

     [The master servicer has established standard policies for the servicing and collection of the home equity loans. Servicing includes, but is not limited to, the collection and aggregation of payments relating to the mortgage loans; the supervision of delinquent mortgage loans, loss mitigation efforts, foreclosure proceedings and, if applicable, the disposition of the mortgaged properties; and the preparation of tax related information in connection with the mortgage loans.

     Billing statements are mailed monthly by the master servicer. The statements detail all debits and credits and specify the minimum payment due and the available credit line. Notice of changes in the applicable loan rate are provided by the master servicer to the mortgagor with the monthly statements. All payments are due by the fifteenth day of the month.

     The general policy of the master servicer is to initiate foreclosure in the underlying property for a mortgage loan after the loan is 60 days or more delinquent and satisfactory arrangements cannot be made with the mortgagor; or if a notice of default on a senior lien is received by the master servicer.

     Foreclosure proceedings may be terminated if the delinquency is cured. Mortgage loans to borrowers in bankruptcy proceedings may be restructured in accordance with law and with a view to maximizing recovery on the loans, including any deficiencies.

     Once foreclosure is initiated by the master servicer, a foreclosure tracking system is used to monitor the progress of the proceedings. The system includes state specific parameters to monitor whether proceedings are progressing within the time frame typical for the state in which the property is located. During the foreclosure proceeding, the master servicer determines the amount of the foreclosure bid and whether to liquidate the loan.

     After foreclosure, if the home equity loan is secured by a first mortgage lien, the master servicer may liquidate the mortgaged property and charge off the home equity loan balance that was not recovered through liquidation proceeds. If the mortgaged property was subject to a senior lien, the master servicer will either directly manage the foreclosure sale of the property and satisfy the lien at the time of sale or take other action deemed necessary to protect the interest in the mortgaged property. If in the judgment of the master servicer, the cost of maintaining or purchasing the senior lien position exceeds the economic benefit of the action, the master servicer will generally charge off the entire home equity loan and may seek a money judgment against the borrower.

     Servicing and charge-off policies and collection practices may change over time in accordance with, among other things, the master servicer's business judgment, changes in the portfolio and applicable laws and regulations.]

Foreclosure and Delinquency Experience

     The tables on the following page summarize the delinquency and foreclosure experience, respectively, on the dates indicated, of home equity revolving credit line loans serviced by the master servicer. The delinquency and foreclosure percentages may be affected by the size and relative lack of seasoning of the servicing portfolio because many of such loans were not outstanding long enough to give rise to some or all of the periods of delinquency indicated in the chart below. Accordingly, the information should not be considered as a basis for assessing the likelihood, amount or severity of delinquency or losses on the mortgage loans and no assurances can be given that the foreclosure and delinquency experience presented in the table below will be indicative of such experience on the mortgage loans.

     For the purposes of the following table, the period of delinquency is based on the number of days payments are contractually past due.

     Certain total percentages and dollar amounts may not equal the sum of the percentages and dollar amounts indicated in the columns due to differences in rounding.


                  [remainder of page intentionally left blank]

                    Delinquency and Foreclosure Experience
     of First Tennessee's Home Equity Revolving Credit Line Loan Portfolio


                                                                       As of December 31,
                                                                       ------------------

                                      [  ]                               [  ]                           [  ]
                                      ----                               ----                           ----
                           No. of  % of  Principal    % of   No. of  % of  Principal    % of   No. of  % of   Principal    % of
                           Loans  Loans  Balance($) Balance  Loans  Loans  Balance($) Balance  Loans  Loans   Balance($)  Balance
                          ------  -----  ---------  -------  -----  -----  ---------  -------  -----  -----   ----------  -------
Total Portfolio

Period of Delinquency
30-59 Days
60-89 Days
90 Days or more

Foreclosures Pending

Total Delinquencies


                                     As of [  ]
                                     ----------
                         No. of   % of   Principal     % of
                         Loans   Loans   Balance($)  Balance
                         ------  ------  ----------  --------

Total Portfolio

Period of Delinquency
     30-59 Days
     60-89 Days
     90 Days or more

Foreclosures Pending

Total Delinquencies

                       DESCRIPTION OF THE MORTGAGE LOANS

General

     [Certain statistical information concerning the pool of mortgage loans is illustrated below (the pool is referred to as the "Statistic Calculation Pool" and each mortgage loan is referred to as a "Statistic Calculation Pool Mortgage Loan"). The mortgage pool will be divided into [two] groups of mortgage loans (each is referred to as a loan group) -- loan group [ ] and loan group [ ]. The repayment of the Class [ ] Notes will be secured by a security interest in loan group [ ] only [and the repayment of the Class [ ] Notes will be secured by a security interest in loan group [ ].] [Loan group [ ] information is included chiefly to provide a better understanding about the trust fund.] A detailed description of the mortgage loans actually delivered (the "Detailed Description") will be available to purchasers of the Notes at or before, and will be filed on Form 8-K with the Securities and Exchange Commission after delivery of the Notes. The Detailed Description will specify the aggregate of the principal balances of the mortgage loans included in the trust fund as of the cut-off date and will also include, among other things, the following information regarding the mortgage loans: the outstanding principal balances of
the mortgage loans as of [        ], 200[  ] (the cut-off date) [or the related
transfer date], the lien priorities of the mortgage loans, the loan rates borne by the mortgage loans as of the cut-off date, the combined loan-to-value ratios of the mortgage loans, the remaining term to scheduled maturity of the mortgage loans, the type of properties securing the mortgage loans, the geographical distribution of the mortgage loans by state and the credit limits and credit limit utilization rates of the mortgage loans as of the cut-off date.

     [The Detailed Description speaks as of the cut-off date and consequently does not include any Subsequent Home Equity Loans purchased with the funds in the prefunding accounts.] The mortgage loans will have been originated in accordance with credit line agreements and will be secured by mortgages or deeds of trust. The mortgages and deeds of trust are either first or second mortgages or deeds of trust on mortgaged properties expected to be located in [49 states and the District of Columbia] as of the cut-off date. The mortgaged properties securing the mortgage loans will consist of residential properties that are one- to four-family properties. See "-- Mortgage Loan Terms" below.

     Information regarding the Statistical Calculation Pool Mortgage Loans as of
[      ], 200[ ] (the "Statistic Calculation Date") can be found on the tables
on pages S-[   ] through S-[   ].]

Mortgage Loan Terms

     [General. A borrower may access a mortgage loan by writing a check in a
minimum amount of $[   ]. The mortgage loans bear interest at a variable rate
that changes monthly on the first business day of the related month with changes in the applicable index rate. The Statistic Calculation Pool Mortgage Loans are
subject to a maximum per annum interest rate ranging from [    ]% to [    ]% per
annum, subject to applicable usury limitations. See "Legal Aspects of the Loans -- Applicability of Usury Laws" in the prospectus. The daily periodic rate on the mortgage loans (i.e., the loan rate) is the sum of the index rate plus the applicable margin, divided by 365 days. The margin generally ranges between
[  ]% and [    ]%. The index rate is based on the highest "prime rate" published in the "Money Rates" table of The Wall Street Journal as of the first business day of each calendar month.

     The second mortgage ratio for a mortgage loan in a second lien position is the credit limit for the related mortgage loan divided by the sum of the credit limit and the outstanding principal balance of any mortgage loan senior to the related mortgage loan as of the date of related loan application. The weighted average second mortgage loan ratio for the Loan Group [ ] Statistic

Calculation Pool Mortgage Loans was approximately [ ]%. The weighted average
second mortgage ratio for the Loan Group [   ] Statistic Calculation Pool
Mortgage Loans was approximately [   ]%.

     First Tennessee generally offers introductory loan rates on its home equity lines of credit. The introductory rate applies to payments made during the [first three months or first six months] after origination. After the introductory period, the loan rate will adjust to the index rate plus the applicable margin.

     In general, the home equity loans may be drawn on during a draw period of [five] years. Home equity loans with a draw period of [five] years (which generally may be extendible for an additional [five] years, with First
Tennessee's approval) constitute approximately [    ]% of the Loan Group [  ]
Statistic Calculation Pool Mortgage Loans and approximately [    ]% of the Loan
Group [ ] Statistic Calculation Pool Mortgage Loans, each by Statistic Calculation Date Principal Balance. These loans are generally subject to a [fifteen] year repayment period following the end of the draw period. During this repayment period, the outstanding principal balance of the loan will be paid in monthly installments equal to [1/180] of the outstanding principal balance at the end of the draw period.

     The minimum payment due during the draw period will be equal to the finance charges accrued on the outstanding principal balance of the home equity loan during the related billing period, any past due finance charges and any other charges owed. The minimum payment due during the repayment period will be equal to the sum of the finance charges accrued on the outstanding principal balance of the mortgage loan during the related billing period, any amounts past due, any other charges owed and the principal payment described above.

     The principal balance of a mortgage loan (other than a Liquidated Mortgage
Loan) on any day is equal to its principal balance as of the cut-off date for the mortgage loans purchased on the Closing Date [and as of the relevant date for the future home equity loans] plus any Additional Balances for the mortgage loan, minus all collections credited against the principal balance of the mortgage loan in accordance with the related credit line agreement before the relevant day.

     The principal balance of a Liquidated Mortgage Loan after final recovery of related liquidation proceeds shall be zero.

Difference between Statistic Calculation Pool and Cut-off Date Pool

     The statistical information presented in this prospectus supplement for each loan group reflects the mortgage loans originated by the seller through the Statistic Calculation Date, and is based on the number and the principal balances of the mortgage loans in each loan group as of the Statistic Calculation Date. The depositor expects that the actual pool as of the Closing
Date will represent approximately $[        ] aggregate principal balance of
mortgage loans. Loan group [  ], which has a Statistic Calculation Date
Principal Balance of approximately $[         ], is expected to have a cut-off
date principal balance of approximately $[        ]. Loan group [  ], which has
a Statistic Calculation Date Principal Balance of approximately $[      ], is
expected to have a cut-off date principal balance of $[         ]. [The trust
also will include approximately $[    ] for loan group [  ] and $[      ] for
loan group [ ] in the relevant prefunding accounts that may be applied to the purchase of additional mortgage loans as described below.] The [initial] mortgage loans to be included in the cut-off date pool will represent mortgage loans originated by the seller on or before the cut-off date and sold by the seller to the depositor, and by the depositor to the trust fund, on the Closing Date. In addition, with respect to the Statistic Calculation Pool Mortgage Loans, as to which statistical information is presented in this prospectus supplement, some amortization will occur and some Additional Balances may be created before the cut-off date. Moreover, certain Statistic Calculation Pool Mortgage Loans may prepay in full or may be determined not to meet the eligibility requirements for the final cut-off date pool and as a result may not be included in the cut-off date pool. As a result of the foregoing, the statistical distribution of characteristics as of the cut-off date for the cut-off date mortgage loan pool will vary from the statistical distribution of characteristics of each Statistic Calculation Loan Group as presented in this prospectus supplement, although the variance will not be material. If the seller does not, as of the cut-off date, have the full amount of mortgage loans that the depositor expects to purchase from the seller and
sell to the trust fund on the cut-off date (i.e. approximately $[    ] aggregate
principal balance of mortgage loans), the depositor may reduce the size of the offering. Likewise, if the seller has more mortgage loans than anticipated, the depositor may increase the size of the offering. The original principal amount of either class of Notes may not decrease or increase by more than [10]%. [For each loan group, the excess of the original principal balance of the related Notes over the cut-off date principal balance of that loan group will be deposited into an account (the account for loan group [ ], the "Prefunding Account"). These funds are expected to be used to acquire future home equity
loans not in the cut-off date pool (these loans for loan group [    ], the
"Subsequent Home Equity Loans"). Consequently, the statistical distribution
characteristics of loan group [   ] after the addition of Subsequent Home Equity
Loans will vary from that of both the loan group [   ] cut-off date mortgage
loan pool and the Loan Group [   ] Statistical Calculation Pool Mortgage Loans.
Any funds remaining in the Prefunding Account on [   ] will be used to prepay
the Class [   ] Notes on the first distribution date].

     The sum of the columns below may not equal the total indicated for each loan group due to rounding. The following tables describe the Statistic Calculation Pool Mortgage Loans in each loan group and the related mortgaged properties based upon the Loan Group [ ] Statistic Calculation Pool or the Loan
Group [       ] Statistic Calculation Pool, as applicable, as of the close of business on the Statistic Calculation Date:

                               LOAN GROUP [   ]

                              PRINCIPAL BALANCES

                                                           Percentage of Loan
                                                         Group [   ] Statistic
                                                            Calculation Date
      Range of          Number of     Aggregate Unpaid    Aggregate Principal
 Principal Balances   Mortgage Loans  Principal Balance         Balance
--------------------  --------------  -----------------         -------
$ - $................                               $                     %
$ - $................
$ - $................
$ - $................
$ - $................
$ - $................
$ - $................
$ - $................
$ - $................
$ - $................
$ - $................
$ - $................
$ - $................
     Total...........                               $                  100%

     The combined loan-to-value ratio in the following table is a fraction whose numerator is the sum of (i) the credit limit of the mortgage loans and (ii) any outstanding principal balances of mortgage loans senior or of equal priority to the mortgage loans (calculated generally at the date of origination of the mortgage loans) and whose denominator is the lesser of (i) the appraised value of the related mortgaged property as stated in loan files at the date of origination or (ii) in the case of a mortgaged property purchased within one year of the origination of the related mortgage loan, the purchase price of the mortgaged property.

                        COMBINED LOAN-TO-VALUE RATIOS(1)

                                                           Percentage of Loan
                                                          Group [  ] Statistic
                                                            Calculation Date
Range of Combined Loan-   Number of     Aggregate Unpaid  Aggregate Principal
    to-Value Ratios     Mortgage Loans  Principal Balance       Balance
    ---------------     --------------  -----------------       -------
Less than    %........                               $                    %
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
     Total............                               $                 100%

     The loan rates in the following table reflect the fact that approximately
[  ]% of the Loan Group [          ] Statistic Calculation Pool Mortgage Loans
by Statistic Calculation Date Principal Balance are currently subject to an
introductory rate of [     ]% per annum and [     ]% of the Loan Group [       ]
Statistic Calculation Pool Mortgage Loans by Statistic Calculation Date
Principal Balance are currently subject to an introductory rate of [      ]% per
annum.

                                  LOAN RATES



                                                            Percentage of Loan
                                                          Group [   ] Statistic
                                                             Calculation Date
                          Number of    Aggregate Unpaid    Aggregate Principal
Range of Loan Rates    Mortgage Loans  Principal Balance         Balance
-------------------    --------------  -----------------         -------
Less than  %                                         $                    %
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
     Total............                               $                 100%

                            GEOGRAPHIC DISTRIBUTION

                                                          Percentage of Loan
                                                        Group [   ] Statistic
                                                           Calculation Date
                      Number of      Aggregate Unpaid    Aggregate Principal
     State          Mortgage Loans   Principal Balance         Balance
     -----          --------------   -----------------         -------
 ..................                               $                         %
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 ..................
 Total............                               $                      100%


     The geographic location used for the above table is determined by the address of the mortgaged property securing the related mortgage loan.

                                 PROPERTY TYPE


                                                            Percentage of Loan
                                                          Group [   ] Statistic
                                                             Calculation Date
                          Number of     Aggregate Unpaid   Aggregate Principal
    Property Type       Mortgage Loans  Principal Balance        Balance
    -------------       --------------  -----------------        -------
Single Family.........                               $                     %
PUD...................
Lo Condo..............
2 - 4 Units...........
   Total..............                               $                  100%


                                 LIEN PROPERTY

                                                             Percentage of Loan
                                                           Group [   ] Statistic
                                                              Calculation Date
                       Number of       Aggregate Unpaid     Aggregate Principal
  Lien Property      Mortgage Loans    Principal Balance          Balance
  -------------      --------------    -----------------          -------
1/st/ Liens..........                                $                     %
2/nd/ Liens..........
   Total.............                                $                  100%

                                    MARGINS


                                                            Percentage of Loan
                                                          Group [   ] Statistic
                                                             Calculation Date
                        Number of     Aggregate Unpaid     Aggregate Principal
   Range of Margins   Mortgage Loans  Principal Balance          Balance
   ----------------   --------------  -----------------          -------
%...................                                $                     %
-...................
-...................
-...................
-...................
-...................
-...................
-...................
-...................
-...................
-...................
-...................
-...................
-...................
-...................
-...................
-...................
-...................
-...................
   Total............                                $                  100%


     The credit limit utilization rates in the following table are determined by
dividing the Loan Group [    ] Statistic Calculation Date Balance for the
particular grouping by the aggregate of the credit limits of the related credit line agreements.

                         CREDIT LIMIT UTILIZATION RATES

                                                            Percentage of Loan
                                                          Group [   ] Statistic
                                                             Calculation Date
 Range of Credit Limit    Number of     Aggregate Unpaid   Aggregate Principal
   Utilization Rates    Mortgage Loans  Principal Balance        Balance
   -----------------    --------------  -----------------        -------
%...................                                  $                   %
-...................
-...................
-...................
-...................
-...................
-...................
-...................
-...................
-...................
   Total............                                  $                100%

                                 MAXIMUM RATES


                                                      Percentage of Loan
                                                    Group [   ] Statistic
                                                       Calculation Date
                   Number of     Aggregate Unpaid    Aggregate Principal
Maximum Rates    Mortgage Loans  Principal Balance        Balance
-------------    --------------  -----------------        -------
%..............                                  $                     %
   Total.......                                  $                  100%


                     MONTHS REMAINING TO SCHEDULE MATURITY


                                                             Percentage of Loan
                                                            Group [  ] Statistic
                                                              Calculation Date
Range of Months Remaining   Number of    Aggregate Unpaid   Aggregate Principal
  to Scheduled Maturity   Mortgage Loans Principal Balance        Balance
  ---------------------   -------------- -----------------        -------
-........................                        $                     %
-........................
-........................
-........................
   Total                                         $                  100%


     The above table assumes that the draw period for Loan Group [    ]
Statistic Calculation Pool Mortgage Loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and
(b) five year draw periods and ten year repayment periods will not be extended.


                                ORIGINATION YEAR


                                                           Percentage of Loan
                                                         Group [   ] Statistic
                                                            Calculation Date
                       Number of     Aggregate Unpaid     Aggregate Principal
  Origination Year   Mortgage Loans  Principal Balance          Balance
  ----------------   --------------  -----------------          -------
 ..................                              $                     %
   Total..........                              $                  100%

                              DELINQUENCY STATUS


                                                             Percentage of Loan
                                                            Group [  ] Statistic
                                                              Calculation Date
                             Number of     Aggregate Unpaid  Aggregate Principal
Number of Days Delinquent  Mortgage Loans  Principal Balance       Balance
-------------------------  --------------  -----------------       -------
Current..................                               $                   %
   Total.................                               $                100%


                                 CREDIT LIMITS


                                                             Percentage of Loan
                                                           Group [   ] Statistic
                                                              Calculation Date
                          Number of     Aggregate Unpaid    Aggregate Principal
Range of Credit Limits  Mortgage Loans  Principal Balance         Balance
----------------------  --------------  -----------------         -------
$ - $....................                            $                     %
$ - $....................
$ - $....................
$ - $....................
$ - $....................
$ - $....................
$ - $....................
$ - $....................
$ - $....................
$ - $....................
$ - $....................
$ - $....................
$ - $....................
$ - $....................
 Total...................                            $                  100%

                               LOAN GROUP [    ]

                              PRINCIPAL BALANCES

                                                                         Percentage of Loan
                                                                       Group [   ] Statistic
                                                                          Calculation Date
                                 Number of       Aggregate Unpaid       Aggregate Principal
Range of Principal Balances    Mortgage Loans    Principal Balance            Balance
---------------------------    --------------    -----------------            -------
$ - $........................                                 $                         %
$ - $........................
$ - $........................
$ - $........................
$ - $........................
$ - $........................
$ - $........................
$ - $........................
$ - $........................
$ - $........................
$ - $........................
$ - $........................
$ - $........................
$ - $........................
 Total.......................                                 $                      100%

     The combined loan-to-value ratio in the following table is a fraction whose numerator is the sum of (i) the credit limit of the mortgage loans and (ii) any outstanding principal balances of mortgage loans senior or of equal priority to the mortgage loans (calculated generally at the date of origination of the mortgage loans) and whose denominator is the lesser of (i) the appraised value of the related mortgaged property as stated in loan files at the date of origination or (ii) in the case of a mortgaged property purchased within one year of the origination of the related mortgage loan, the purchase price of the mortgaged property.

                         COMBINED LOAN-TO-VALUE RATIOS


                                                            Percentage of Loan
                                                          Group [   ] Statistic
                                                             Calculation Date
  Range of Combined       Number of     Aggregate Unpaid   Aggregate Principal
Loan-to-Value Ratios    Mortgage Loans  Principal Balance        Balance
--------------------    --------------  -----------------        -------
Less than  %..........                               $                     %
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
    Total.............                               $                  100%

     The loan rates in the following table reflect the fact that approximately
[  ]% of the Loan Group [      ] Statistic Calculation Pool Mortgage Loans by
Statistic Calculation Date Principal Balance are currently subject to an
introductory rate of [     ]% per annum and [     ]% of the Loan Group [   ]
Statistic Calculation Pool Mortgage introductory rate of [    ]% per annum.

                                  LOAN RATES


                                                            Percentage of Loan
                                                          Group [   ] Statistic
                                                             Calculation Date
                         Number of     Aggregate Unpaid    Aggregate Principal
 Range of Loan Rates   Mortgage Loans  Principal Balance         Balance
 -------------------   --------------  -----------------         -------
- ....................                              $                     %
- ....................
- ....................
- ....................
- ....................
- ....................
- ....................
- ....................
- ....................
- ....................
- ....................
- ....................
- ....................
- ....................
   Total..............                              $                  100%

                            GEOGRAPHIC DISTRIBUTION

                                                          Percentage of Loan
                                                        Group [   ] Statistic
                                                           Calculation Date
                  Number of         Aggregate Unpaid     Aggregate Principal
   State        Mortgage Loans      Principal Balance          Balance
   -----        --------------      -----------------          -------
 ..............                                   $                      %
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 ..............
 Total........                                   $                   100%


     The geographic location used for the above table is determined by the address of the mortgaged property securing the related mortgage loan.

                                 PROPERTY TYPE


                                                          Percentage of Loan
                                                        Group [   ] Statistic
                                                           Calculation Date
                       Number of      Aggregate Unpaid   Aggregate Principal
 Property Type       Mortgage Loans   Principal Balance       Balance
 -------------       --------------   -----------------       -------
Single Family........                               $                    %
PUD..................
Lo Condo.............
2 - 4 Units..........
   Total.............                               $                 100%


                                 LIEN PROPERTY

                                                           Percentage of Loan
                                                         Group [   ] Statistic
                                                            Calculation Date
                        Number of     Aggregate Unpaid    Aggregate Principal
    Lien Property     Mortgage Loans  Principal Balance         Balance
    -------------     --------------  -----------------         -------
1/st/ Liens..........                               $                    %
2/nd/ Liens..........
   Total.............                               $                 100%

                                    MARGINS

                                                         Percentage of Loan
                                                       Group [   ] Statistic
                                                          Calculation Date
                      Number of     Aggregate Unpaid    Aggregate Principal
 Range of Margins   Mortgage Loans  Principal Balance         Balance
 ----------------   --------------  -----------------         -------
%.....................                           $                         %
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
 Total................                           $                      100%


     The credit limit utilization rates in the following table are determined by
dividing the Loan Group [    ] Statistic Calculation Date Balance for the
particular grouping by the aggregate of the credit limits of the related credit line agreements.

                         CREDIT LIMIT UTILIZATION RATES

                                                           Percentage of Loan
                                                         Group [   ] Statistic
                                                            Calculation Date
 Range of Credit Limit   Number of     Aggregate Unpaid   Aggregate Principal
   Utilization Rates   Mortgage Loans  Principal Balance        Balance
   -----------------   --------------  -----------------        -------
%.....................                           $                         %
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
-.....................
   Total..............                           $                      100%

                                 MAXIMUM RATES
                                                      Percentage of Loan
                                                    Group [   ] Statistic
                                                       Calculation Date
                   Number of      Aggregate Unpaid   Aggregate Principal
 Maximum Rates   Mortgage Loans   Principal Balance        Balance
 -------------   --------------   -----------------        -------
%.............                          $                    %
 Total........                          $                 100%



                     MONTHS REMAINING TO SCHEDULE MATURITY

                                                                 Percentage of Loan
                                                               Group [   ] Statistic
                                                                  Calculation Date
 Range of Months Remaining     Number of    Aggregate Unpaid    Aggregate Principal
  to Scheduled Maturity    Mortgage Loans   Principal Balance        Balance
  --------------------     --------------   -----------------        -------
 -....................                             $                        %
 -....................
 -....................
 -....................

   Total..............                             $                     100%

     The above table assumes that the draw period for Loan Group [    ]
Statistic Calculation Pool Mortgage Loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and
(b) five year draw periods and ten year repayment periods will not be extended.


                               ORIGINATION YEAR

                                                          Percentage of Loan
                                                        Group [   ] Statistic
                                                           Calculation Date
                        Number of     Aggregate Unpaid   Aggregate Principal
   Origination Year   Mortgage Loans  Principal Balance        Balance
   ----------------   --------------  -----------------        -------
 ...................                         $                     %
  Total............                         $                  100%

                               DELINQUENCY STATUS

                                                                 Percentage of Loan
                                                               Group [   ] Statistic
                                                                  Calculation Date
                                Number of    Aggregate Unpaid   Aggregate Principal
Number of Days Delinquent    Mortgage Loans  Principal Balance        Balance
-------------------------    --------------  -----------------        -------
Current..................                            $                   %
  Total..................                            $                100%


                                 CREDIT LIMITS

                                                                Percentage of Loan
                                                              Group [   ] Statistic
                                                                 Calculation Date
                              Number of     Aggregate Unpaid   Aggregate Principal
   Range of Credit Limits   Mortgage Loans  Principal Balance        Balance
   ----------------------   --------------  -----------------        -------
$ - $ ...................                           $                 %
$ - $ ...................
$ - $ ...................
$ - $ ...................
$ - $ ...................
$ - $ ...................
$ - $ ...................
$ - $ ...................
$ - $ ...................
$ - $ ...................
$ - $ ...................
$ - $ ...................
$ - $ ...................
$ - $ ...................
   Total.................                           $              100%

Conveyance of Mortgage Loans

          The obligation of the trust fund to purchase mortgage loans [for loan group [ ]] on the Closing Date is subject to the following requirements[, any of which requirements may be waived or modified in any respect by the Note Insurer]: the mortgage loan may not be 60 or more days delinquent as of the Closing Date; the remaining term to stated maturity of the mortgage loan will
not exceed [   ] months; the mortgage loan will be secured by a mortgage in a first or second lien position; the mortgage loan will not have a loan rate less
than [   ]%;[ the mortgage loan will be otherwise acceptable to the Note
Insurer;] following the purchase of the mortgage loan by the trust fund, the mortgage loans as of the Closing Date (a) will have a weighted average loan rate
of at least [   ]%; (b) will have a weighted average remaining term to stated
maturity of not more than [   ] months; (c) will have a weighted average
combined loan-to-value ratio of not more than [    ]%; (d) will have no mortgage
loan with a principal balance in excess of $[      ]; (e) will have a
concentration in any one state not in excess of [    ]%; and will have a
concentration in any one zip code not in excess of [   ]%; (f) will have not
more than [   ]% in aggregate principal balance of mortgage loans relating to non-owner occupied properties; and (g) will not have more than [ ]% in aggregate principal balance of mortgage loans that were appraised electronically; the mortgage loan shall have a combined loan-to-value ratio not
in excess of [    ]; the mortgage loan will have a credit limit between $[    ]
and $[      ]; the mortgage loan will have a margin between [    ]% and [    ]%;
and the mortgage loan will comply with the representations and warranties in the sale and servicing agreement.

          [The trust fund may acquire Subsequent Home Equity Loans through [
] [that will be included in loan group [ ]] so long as they conform to the criteria listed above. Each Subsequent Home Equity Loan will have been underwritten substantially in accordance with the criteria described under "The Home Equity Loan Program -- Underwriting Procedures Relating to Home Equity Loans." Subsequent Home Equity Loans will be purchased using amounts on deposit in the Prefunding Account[s] at a cash purchase price of [100]% of their
principal balance on a designated cut-off date before [        ]. The amount
paid from the Prefunding Account[s] for Subsequent Home Equity Loans will not include accrued interest. Following each purchase of Subsequent Home Equity Loans [for a loan group], the aggregate principal balance of [the relevant] loan group [ ] will increase by an amount equal to the aggregate principal balance of the Subsequent Home Equity Loans so acquired and the amount in the Prefunding Account will decrease accordingly.

          Any conveyance of Subsequent Home Equity Loans is subject to various conditions including: that they satisfy substantially the same loan representations and warranties as the initial home equity loans; that they were identified by means of a selection process reasonably believed not to be adverse to the interests of the holders of the Notes [and the Note Insurer]; that the trust fund receive opinions of counsel [acceptable to the Note Insurer] and the indenture trustee with respect to the validity of the conveyance of the Subsequent Home Equity Loans; and that as of their cut-off date, each Subsequent Home Equity Loan satisfied the eligibility requirements that the mortgage loans had to satisfy on the closing date.

          No discretion will be exercised in the selection of the Subsequent Home Equity Loans to be acquired by the trust fund. They will all be mortgage loans that had been applied for by the related borrowers before the cut-off date, but that were not included in the cut-off date pool. The exact mortgage loans to be acquired will be determined on a first-in, first-out basis. Mortgage loans otherwise meeting the eligibility requirements will be aggregated by the date on which they were funded, and all of these Subsequent Home Equity Loans will be purchased in date order up through the day substantially all of the funds in the Prefunding Account are expended. On that last day, the Subsequent Home Equity Loans will be ordered and acquired alphabetically by the last name of the primary obligor. These acquisitions may occur in one or more closings after the initial closing date.]

[The Prefunding Account

     The assets of the trust fund will include the Prefunding Account[s] that will contain approximately $[ ] on the closing date representing the excess of the original principal balance of the [Class [ ]] Notes over the cut-off date principal balance of the mortgage loans [in loan group [ ]] initially transferred to the trust fund on the closing date. Monies in the Prefunding Account[s] are expected to be used to purchase Subsequent Home Equity Loans through [ ]. The Prefunding Account[s] will be part of the trust fund, but will not be available to cover losses on the mortgage loans. Any funds remaining on deposit in the Prefunding Account[s] on [ ] will be used to prepay the [relevant class of] [Class [ ]] Notes on the first distribution date. Net income on investment of funds in the Prefunding Account[s] will be paid to the master servicer, and will not be available for payment on the Notes.]

                    MATURITY AND PREPAYMENT CONSIDERATIONS

     The sale and servicing agreement, except as otherwise described in this prospectus supplement, provides that the noteholders will be entitled to receive on each distribution date distributions of principal, in the amounts described under "Description of the Notes -- Distributions on the Notes," until the Note principal balance is reduced to zero. During the Managed Amortization Period, noteholders will receive amounts from principal collections based on the applicable Investor Fixed Allocation Percentage for the related loan group, subject to reduction as described below. [In addition, the funds remaining in the Prefunding Account[s] on [ ] after the purchase of any Subsequent Home Equity Loans on that date will be used to prepay the [relevant class of] [Class [ ]] Notes on the first distribution date.]

     For any date of calculation through the first distribution date on which the balance of the transferor interest for a loan group is greater than or equal to the applicable Required Transferor Subordinated Amount, the "Investor Fixed
Allocation Percentage" will equal the greater of (i)[   ]% and (ii) 100% minus
the percentage obtained by dividing the amount of the transferor interest allocable to a loan group at the beginning of the relevant Collection Period by the loan group balance at the beginning of the relevant Collection Period. Thereafter, the Investor Fixed Allocation Percentage will equal [ ]%. During a Rapid Amortization Period, noteholders will receive amounts from principal collections based solely on the Investor Fixed Allocation Percentage for the related loan group. Because prior distributions of principal collections to noteholders serve to reduce the related Investor Floating Allocation Percentage but may not change the related Investor Fixed Allocation Percentage in all instances, allocations of principal collections from the mortgage loans in a loan group based on the related Investor Fixed Allocation Percentage may result in distributions of principal to the noteholders in amounts that are, in most cases, greater relative to the declining balance of the mortgage loans in that loan group than would be the case if the related Investor Floating Allocation Percentage were used to determine the percentage of principal collections from the mortgage loans in that loan group distributed to noteholders. This is especially true during the Rapid Amortization Period when the noteholders are entitled to receive their respective Investor Principal Collections and not a lesser amount.

     In addition, respective Investor Interest Collections may be distributed as principal to noteholders of Notes in a particular loan group in connection with the applicable Accelerated Principal Distribution Amount, if any. Moreover, to the extent of losses allocable to the Notes related to a particular loan group, those noteholders may also receive the amount of those losses as payment of principal from the related Investor Interest Collections, Investor Interest Collections from the other loan group, the Subordinated Transferor Collections, [the Reserve Fund,] or, in some instances, draws under [the Policy] [or payments under any third party enhancement]. The level of losses may therefore affect the rate of payment of principal on the Notes.

     [As of the closing date, the transferor interest with respect to each loan group will be $0. The transferor interest is expected to grow in the early months of the transaction due to the payment of the applicable Accelerated Principal Distribution Amount.] [In addition,] to the extent obligors make more draws than principal payments on the mortgage loans in a loan group, the transferor interest may grow. An increase in the transferor interest due to additional draws may also result in noteholders receiving principal at a greater rate during the Rapid Amortization Period because the noteholders' share of principal collections on the mortgage loans in a loan group is based on the applicable Investor Fixed Allocation Percentage (without reduction). The sale and servicing agreement and the indenture permit the transferor, at its option, but subject to the satisfaction of certain conditions specified in the sale and servicing agreement, including the conditions described below, to remove certain mortgage loans from a loan group and release them from the lien of the indenture at any time during the life of the trust fund, so long as the portion of the transferor interest related to the applicable loan group (after giving effect to the removal) is not less than the related Minimum Transferor Interest. See "Description of the Sale and Servicing Agreement -- Optional Transfers of Mortgage Loans to the Transferor."

     All of the mortgage loans may be prepaid in full or in part at any time. However, mortgage loans secured by mortgaged properties in California are
subject to an account termination fee equal to the lesser of $[   ] or [  ]
months interest on the amount prepaid, to the extent the prepaid amount exceeds [ ]% of the unpaid principal balance, if the account is terminated on or before its fifth year anniversary. In addition, mortgage loans secured by mortgaged properties in other jurisdictions may be subject to account termination fees to the extent permitted by law. In general, account termination fees do not exceed
$[   ] and do not apply to accounts terminated after a date designated in the related mortgage note that, depending on the jurisdiction, ranges between [ ] months and [ ] years following origination. The prepayment experience of the mortgage loans in a loan group will affect the weighted average life of the related Notes.

     The rate of prepayment on the mortgage loans cannot be predicted. Generally, it is assumed that home equity revolving credit lines are not viewed by borrowers as permanent financing. Accordingly, the mortgage loans may experience a higher rate of prepayment than traditional first mortgage loans. On the other hand, because the mortgage loans amortize as described under "Description of the Mortgage Loans -- Mortgage Loan Terms," rates of principal payments on the mortgage loans will generally be slower than those of traditional fully-amortizing first mortgages in the absence of prepayments on the mortgage loans. The prepayment experience of the mortgage loans in a loan group may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing, homeowner mobility, the frequency and amount of any future draws on the credit line agreements and changes affecting the deductibility for federal income tax purposes of interest payments on home equity credit lines. Substantially all of the mortgage loans contain "due-on-sale" provisions, and the master servicer intends to enforce them, unless enforcement is not permitted by applicable law or the master servicer permits the purchaser of the related mortgaged property to assume the mortgage loan in a manner consistent with reasonable commercial practice.

     The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related mortgage loan. See "Legal Aspects of the Loans -- Due-on-Sale Clauses" in the prospectus.

     The seller is not required to deliver certain documents relating to the mortgage loans to the indenture trustee until [30] days after the Closing Date [(or in the case of the Subsequent

Home Equity Loans, until 21 days after they are acquired by the trust fund)]. See "Description of the Sale and Servicing Agreement -- Assignment of Mortgage Loans." Should the seller fail to deliver all or a portion of the required documents for any mortgage loan to the depositor, or, at the depositor's direction, to the indenture trustee within the required period, the seller must accept the transfer of the mortgage loan from the trust fund. The principal balance of any mortgage loan so transferred will be deducted from the related loan group balance, thus reducing the amount of the transferor interest related to relevant loan group. If the deduction would cause the portion of the transferor interest related to the relevant loan group to become less than the related Minimum Transferor Interest at the time, the seller must either substitute an Eligible Substitute Mortgage Loan or make a deposit into the collection account equal to the amount by which the portion of the transferor interest would be reduced to less than the related Minimum Transferor Interest at the time. Except to the extent substituted for by an Eligible Substitute Mortgage Loan, the transfer of the mortgage loan out of the trust fund will be treated as a payment in full of the mortgage loan.

     The yield to an investor who purchases the Notes in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the mortgage loans in the related loan group is actually different than the rate anticipated by the investor at the time the Notes were purchased.

     Collections on the mortgage loans may vary because, among other things, borrowers may make payments during any month as low as the minimum monthly payment for the month or as high as the entire outstanding principal balance plus accrued interest and the fees and charges on the mortgage loan. Borrowers may fail to make scheduled payments. Collections on the mortgage loans may vary due to seasonal purchasing and payment habits of borrowers.

     We cannot predict the level of prepayments that will be experienced by the trust fund and investors may expect that a portion of borrowers will not prepay their mortgage loans to any significant degree. See "Yield and Prepayment Considerations" in the prospectus.

                                  POOL FACTOR

     The pool factor is a seven-digit decimal that the indenture trustee will compute monthly expressing the Note principal balance of each class of Notes as of each distribution date as a proportion of the Original Note Principal Balance after giving effect to any distribution of principal to that class of Notes on the distribution date. On the Closing Date, the pool factor for each class of Notes will be 1.0000000. See "Description of the Notes -- Distributions on the Notes." Thereafter, the pool factor for each class of Notes will decline to reflect reductions in the related Note principal balance resulting from distributions of principal to that class of Notes and the related Invested Amount of any unreimbursed Liquidation Loss Amounts from mortgage loans in the related loan group.

     Under the sale and servicing agreement and the indenture, monthly reports concerning the Invested Amount, the pool factor and various other items of information for each class of Notes will be made available to the noteholders. In addition, within [60] days after the end of each calendar year, beginning with the 200[ ]calendar year, information for tax reporting purposes will be made available to each person who has been a noteholder of record at any time during the preceding calendar year. See "Description of the Notes -- Book-Entry Notes" and "Description of the Indenture -- Reports to Noteholders."

                           DESCRIPTION OF THE NOTES

     The Revolving Home Equity Loan Asset Backed Notes Class [   ] and Class [
] (each is sometimes referred to as a "Class"), Series 200[ ]-[ ] (the "Notes") will be issued under the indenture. The form of the indenture has been filed as an exhibit to the Registration Statement of which this prospectus supplement and the prospectus is a part.

General

     The [Class [   ]] Notes will be issued in denominations of $[25,000] and
multiples of $[1,000] in excess of that. The repayment of the Class [   ] Notes
will be secured by a securities interest in loan group [   ] and the repayment
of the Class [   ] Notes [(which are not offered by this prospectus supplement)]
will be secured by a security interest in loan group [   ].

     Definitive Notes, if issued, will be transferable and exchangeable at the corporate trust office of the indenture trustee, which will initially maintain the note register for the Notes. See " -- Book-Entry Notes" below. No service charge will be made for any registration of exchange or transfer of Notes, but the indenture trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

     The aggregate undivided interest in the trust fund represented by the Notes
as of the Closing Date is expected to equal approximately $[        ] (the
"Original Invested Amount"), which represents approximately 100% of the sum of the cut-off date pool balance [and the prefunding accounts].

     As of the Closing Date, the Class [   ] Notes are expected to equal
approximately $[        ] (the "Class [   ] Original Invested Amount"), which
represents approximately 100% of the sum of the cut-off date loan group [  ]
principal balance [and approximately $[      ] deposited in the related
prefunding account]. The "Class [   ] Original Note Principal Balance" is
expected to equal approximately $[        ].

     As of the Closing Date, the Class [   ] Notes are expected to equal
approximately $[        ] (the "Class [   ] Original Invested Amount"), which
represents approximately 100% of the sum of the cut-off date loan group [ ] principal balance [and the amount deposited in the Prefunding Account]. The
"Class [   ]Original Note Principal Balance" is expected to equal approximately
$[       ]. [Of the Class [   ] Original Invested Amount approximately $[      ]
represents the proceeds deposited into the Prefunding Account which may be used
through [            ] to purchase future home equity loans for addition to loan group [  ].]

     Following the Closing Date, the "Invested Amount" for each class of Notes for any distribution date will be an amount equal to the Original Invested Amount for the class of Notes minus the amount of the related Investor Principal Collections previously distributed on the class of Notes [and any return of the related prefunding account funds], and minus an amount equal to the product of the related Investor Floating Allocation Percentage and the Liquidation Loss Amounts on the mortgage loans in the related loan group for the distribution date.

     For each class of Notes, the principal amount of the outstanding Notes in that class on any distribution date is equal to the applicable Original Note Principal Balance minus the aggregate of amounts actually distributed as principal to the Notes in that class. See " -- Distributions on the Notes" below. Each Note represents the right to receive payments of interest at the related note rate and payments of principal as described below.

     The residual interest in the mortgage loans in the trust fund will be represented by a single transferor interest that will be owned by the transferor. The portion of the transferor interest related to a loan group, as of any date of determination, will equal the related loan group balance as of the close of business on the day preceding the date of determination, less the Invested Amount for the loan group as of the close of business on the preceding distribution date.

     The Required Transferor Subordinated Amount initially is approximately
$[ ], which, in the aggregate, will represent approximately [ ]% of the cut-off date loan group [ ] balance [and the amount originally deposited in the related prefunding account] plus approximately [ ]% of the cut-off date loan group [ ] balance [and the amount originally deposited in the Prefunding Account], but the indenture requires the transferor interest (once it is fully funded) to be at least equal to the Minimum Transferor Interest. The owner of the transferor interest will initially be the seller (or one of its affiliates). In general, the loan group balance of each loan group will vary each day as principal is paid on the mortgage loans in that loan group, liquidation losses are incurred and Additional Balances are drawn down by borrowers on mortgage loans i n that loan group and transferred to the related loan group.

     [The Note Insurer requires, based on the Insurance Agreement, that the portion of the transferor's interest related to each class of Notes be maintained at the related Required Transferor Subordinated Amount for the class.] The portion of the transferor's interest related to each class of Notes as of the closing date will be zero, which is less than the initial Required Transferor Subordinated Amount, thus requiring an increase in the transferor's interest on future distribution dates until it equals the Required Transferor Subordinated Amount.

Book-entry Notes

     Each class of book-entry notes will be issued in one or more certificates which equal the aggregate initial class principal balance of the class of notes and which will be held by a depository, initially a nominee of The Depository Trust Company. Beneficial interests in the book-entry notes will be held indirectly by investors through the book-entry facilities of the depository, as described in this prospectus supplement. Investors may hold beneficial interests in the book-entry notes in the minimum denominations set forth on page
S-[   ] and integral multiples of $[          ] in excess thereof. One investor
of each class of book-entry notes may hold a beneficial interest in a book entry
note that is not an integral multiple of $[          ]. The depositor has been
informed by the depository that its nominee will be CEDE & Co. Accordingly, CEDE & Co. is expected to be the holder of record of the book-entry notes. Except as described in the prospectus under "Description of the Securities -- Book-Entry Securities," no beneficial owner of a book-entry note will be entitled to receive a physical certificate.

     Unless and until definitive notes are issued, it is anticipated that the only holder of the book-entry notes will be CEDE & Co., as nominee of the depository. Beneficial owners of the book-entry notes will not be noteholders, as that term is used in the indenture. Beneficial owners are only permitted to exercise the rights of noteholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the trust fund provided to CEDE & Co., as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry notes of the beneficial owners are credited.

     For a description of the procedures generally applicable to the book-entry notes, see "Description of the Securities -- Book-Entry Securities" in the prospectus.

Distributions on the Notes

     Beginning with the first distribution date (which will occur on [   ]),
distributions on the Notes will be made by the indenture trustee or the paying agent on each distribution date to the persons in whose names the Notes are registered at the close of business on the day before each distribution date or, if the Notes are no longer book-entry notes, at the close of business on the record date (which is the [last] day of the month preceding the distribution date). The term distribution date means the [fifteenth] day of each month or, if that day is not a business day, then the next business day. Generally, distributions on the [Class [ ]] Notes will be made by check or money order mailed to the address of the person entitled to it (which, in the case of book-entry notes, will be DTC or its nominee) as it appears on the note register on the determination date. At the request of a noteholder owning at least $[1,000,000] principal amount of Notes, distributions will be made by wire transfer or as otherwise agreed between the noteholder and the indenture trustee. However, the final distribution on the Notes will be made only on their presentation and surrender at the office or the agency of the indenture trustee specified in the notice to noteholders of the final distribution. A "business day" is any day other than a Saturday or Sunday or a day on which banking institutions in the states of New York, California or Illinois are required or authorized by law to be closed.

     Application of Interest Collections. On each distribution date, the indenture trustee or a paying agent will apply the Investor Interest Collections for [a] loan group [ ] in the following order of priority: (1) to pay the indenture trustee's fees under the indenture and the owner trustee's fees under the trust; [(2) to pay the Note Insurer for the portion of the premium for the Policy [related to loan group [ ];] (3) to pay noteholders the interest accrued at the related note rate and any overdue accrued interest (with interest on overdue interest to the extent permitted by applicable law) on the principal balance of the Notes; (4) to pay noteholders the related Investor Loss Amount for the distribution date; (5) to pay noteholders for any related Investor Loss Amount for a previous distribution date that was not previously (a) funded by related Investor Interest Collections, (b) absorbed by a reduction in the related portion of the transferor interest, (c) funded by related Subordinated Transferor Collections [, (d) funded by the Reserve Fund, (e) funded under clause (9) below] or [(f) funded by draws on the Policy;] [(6) to reimburse the
Note Insurer for prior draws made from the Policy (with interest on the draws);]
(7) to pay noteholders the principal of the Notes until the related portion of the transferor interest equals the related Required Transferor Subordinated Amount (the principal so paid, the "Accelerated Principal Distribution Amount"); [(8) to pay any other amounts owed to the Note Insurer under the Insurance Agreement;] (9) [to pay the other class of notes any deficiency in items (3),
(4) and (5) above, after taking into account the allocation of 100% of the other class' Investor Interest Collections on the distribution date (the amount of one class' remaining Investor Interest Collections allocated to the other class on a distribution date is a "Crossover Amount");] (10) [to the Reserve Fund for application under the indenture, to the extent that the sum of the portion of the transferor's interest for [both] loan groups as of the distribution date is less than the sum of the Required Transferor Subordinated Amounts for [both] loan groups as of the distribution date;] (11) to pay the master servicer amounts required to be paid under the sale and servicing agreement; (12) to pay the noteholders any Basis Risk Carryforward of the Notes; and (13) the remaining amounts to the transferor.

     Payments to noteholders under clause (3) will be interest payments on the Notes. Payments to noteholders under clauses (4), (5) and (7) will be principal payments on the Notes and will therefore reduce the related Note principal balance; however, payments under clause (7) will not reduce the related Invested Amount.[ The Accelerated Principal Distribution Amount for a Class is not guaranteed by the Policy.]

     [On each distribution date, if Investor Interest Collections for a class of Notes, plus any Crossover Amount available from the other class of Notes, are insufficient to pay the amounts specified in items (3), (4) and (5) above for a class of Notes, the amount of the insufficiency shall be withdrawn from the Reserve Fund to the extent of funds on deposit in it.]

     [The amount on deposit in the Reserve Fund will not exceed the excess of
(x) the sum of the Required Transferor Subordinated Amounts for [both] loan groups over (y) the sum of the portion of the transferor's interest for each loan group. Amounts in the Reserve Fund may only be withdrawn and applied under the indenture.]

     [To the extent that Investor Interest Collections from a loan group are applied to pay the interest on the related class of Notes, Investor Interest Collections for that loan group may be insufficient to cover related Investor Loss Amounts. If this insufficiency exists after the related Available Transferor Subordinated Amount[, the Crossover Amount and the Reserve Fund] [have each] [has] been reduced to zero and results in the related Note principal balance exceeding the related Invested Amount, a draw will be made on the Policy in accordance with the Policy.]

     The "Investor Loss Amount" for a loan group is the product of the Investor Floating Allocation Percentage for that loan group and the Liquidation Loss Amount for that loan group for the distribution date. The Investor Loss Amount for a loan group will be allocated to the Notes related to that loan group.

     The "Liquidation Loss Amount" for any Liquidated Mortgage Loan is its unrecovered principal balance at the end of the Collection Period in which the mortgage loan became a Liquidated Mortgage Loan, after giving effect to its Net Liquidation Proceeds.

     A "Liquidated Mortgage Loan" means, as to any distribution date, any mortgage loan in respect of which the master servicer has determined, based on the servicing procedures specified in the sale and servicing agreement, as of the end of the preceding Collection Period, that all liquidation proceeds that it expects to recover in the disposition of the mortgage loan or the related mortgaged property have been recovered.

     The "Collection Period" related to a distribution date is the calendar month preceding the distribution date (or, in the case of the first Collection Period, the period beginning on the cut-off date and ending on the last day of [ ], 200[ ]).

     Interest will be distributed on each distribution date at the applicable
note rate for the related Interest Period. The note rate for the [Class [   ]]
Notes for a distribution date will generally equal a per annum rate equal to the least of: (a) the sum of the London Interbank offered rate for one-month United
States dollar deposits ("LIBOR"), plus [   ]% [for the Class [  ] Notes and [
]% for the Class [   ] Notes]; (b) a per annum rate equal to the weighted
average of the loan rates of the mortgage loans in loan group [ ] net of the servicing fee rate, the rate at which the fees payable to the indenture trustee and the owner trustee are calculated, [the rate at which the premium payable to the Note Insurer] [and the guaranty fee to Fannie Mae are each] [is] calculated
and, commencing with the distribution date in [      ], [   ]% per annum,
weighted on the basis of the daily average balance of each mortgage loan included in loan group [ ],during the related billing cycle before the
Collection Period relating to the distribution date, and (c) [   ]%.

     However, on any distribution date for which the note rate for a class of notes has been determined under clause (b) of note rate, the excess of the amount of interest that would have accrued on those notes during the related Interest Period had interest been determined under clause (a) of note rate (but
not at a rate in excess of [    ]% per annum) over the interest actually accrued
on those notes during the Interest Period (the excess is referred to as "Basis Risk Carryforward") will accrue interest at the note rate calculated under clause (a) (as adjusted from time to time), but not to exceed clause (c), and will be paid on future distribution dates to the extent funds are available therefor.

     Interest on the Notes for any distribution date will accrue on the Note principal balance from the preceding distribution date (or in the case of the first distribution date, from the Closing Date) through the day preceding the distribution date (each period, an "Interest Period") on the basis of the actual number of days in the Interest Period and a 360-day year. Interest payments on the Notes will be funded from Investor Interest Collections, Subordinated Transferor Collections, [the Reserve Fund,] [and, if necessary, from draws on the Policy].

     Calculation of the LIBOR Rate. On each reset date, the indenture trustee shall determine LIBOR for the Interest Period commencing on the distribution date. The reset date for each Interest Period is the second LIBOR business day before the distribution date. LIBOR for the first Interest Period will be determined on the second LIBOR business day before the Closing Date. LIBOR will equal the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 A.M., London time, on the reset date for an Interest Period. Telerate Screen Page 3750 means the display designated as page 3750 on the Bridge Telerate Service (or any page replacing page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If this rate does not appear on Telerate Screen Page 3750 (or if that service is no longer offered, another service for displaying LIBOR or comparable rates selected by the depositor after consultation with the indenture trustee), the rate will be the reference bank rate. The reference bank rate will be determined on the basis of the rates at which deposits in United States dollars are offered by the reference banks as of 11:00 A.M., London time, on the reset date for the Interest Period to prime banks in the London interbank market for one month in amounts approximately equal to the principal amount of the Notes then outstanding. The reference banks will be three major banks that are engaged in transactions in the London interbank market selected by the depositor after consultation with the indenture trustee. The indenture trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations. If on the reset date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the depositor after consultation with the indenture trustee, as of 11:00 A.M., New York City time, on the reset date for loans in United States dollars to leading European banks for one month in amounts approximately equal to the principal amount of the Notes then outstanding. If no quotations can be obtained, the rate will be LIBOR for the preceding Interest Period. LIBOR business day means any day other than a Saturday or a Sunday or a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

     Transferor Collections. Collections allocable to the transferor interest in respect of a loan group will be distributed to the transferor only to the extent that the distribution will not reduce the amount of the portion of the transferor interest relating to that loan group as of the related distribution date below the applicable Minimum Transferor Interest. Amounts not distributed to the transferor because of these limitations will be retained in the collection account until the portion of the transferor interest relating to each loan group exceeds the applicable Minimum Transferor Interest, at which time the excess shall be released to the transferor. Any of these amounts in the collection account at the start of the Rapid Amortization Period will be paid to the noteholders of the related class of notes as a reduction of the related Note principal balance.

     Distributions of Principal Collections. For each loan group, the period beginning on the Closing Date and, unless a Rapid Amortization Event shall have
earlier occurred, through and including the distribution date in [        ] is
the "Managed Amortization Period." The amount of principal collections payable to noteholders for each distribution date during the Managed Amortization Period will equal, to the extent funds are available therefor, the Scheduled Principal Collections Distribution Amount for the loan group and distribution date. The Scheduled Principal Collections Distribution Amount for the first Collection Period is computed for the period beginning on the cut-off date and ending on
the last day of [      ]. On any distribution date during the Managed
Amortization Period, the "Scheduled Principal Collections Distribution Amount" for a loan group is the lesser of the applicable Maximum Principal Payment and the applicable Alternative Principal Payment. For any loan group and distribution date, the "Maximum Principal Payment" is the product of the Investor Fixed Allocation Percentage for the loan group and principal collections for the loan group and distribution date. For any loan group and distribution date, the "Alternative Principal Payment" for the loan group is the sum of the amount of principal collections for the loan group and distribution date minus the aggregate of Additional Balances created on the mortgage loans in that loan group during the related Collection Period, but not less than zero.

     Beginning with the first distribution date following the end of the Managed Amortization Period (the "Rapid Amortization Period"), the amount of principal collections payable to noteholders on each distribution date will be equal to the Maximum Principal Payment for that loan group.

     If on any distribution date the Required Transferor Subordinated Amount for a loan group is reduced below the then existing Available Transferor Subordinated Amount for that loan group, the amount of principal collections from the mortgage loans in that loan group payable to noteholders on the distribution date will be correspondingly reduced by the amount of the reduction.

     Distributions of principal collections from the mortgage loans in a loan group based on the related Investor Fixed Allocation Percentage may result in distributions of principal to the related noteholders in amounts that are greater relative to the declining balance of that loan group than would be the case if the related Investor Floating Allocation Percentage were used to determine the percentage of principal collections distributed in respect of the Invested Amount. Principal collections from the mortgage loans in a loan group not allocated to the noteholders will be allocated to the portion of the transferor interest related to that loan group. The aggregate distributions of principal to the noteholders will not exceed the Original Note Principal Balance.

     In addition, to the extent of funds available therefor [(including funds
available under the Policy)], on the distribution date in [      ], noteholders
will be entitled to receive as a payment of principal an amount equal to the outstanding Note principal balance.

     The Paying Agent. The paying agent shall initially be the indenture trustee. The paying agent shall have the revocable power to withdraw funds from the collection account for the purpose of making distributions to the noteholders.

Limited Subordination of Transferor Interest

     If Investor Interest Collections[, Crossover Amounts and amounts on deposit in the Reserve Fund] on any distribution date are insufficient to pay (i) accrued interest due and any overdue accrued interest (with interest on overdue interest to the extent permitted by applicable law) on the related Notes and
(ii) the applicable Investor Loss Amount on the distribution date (the insufficiency being the "Required Amount"), a portion of the interest collections from the mortgage loans in that loan group and principal collections allocable to the portion of the transferor interest related to that loan group (but not in excess of the applicable Available Transferor Subordinated Amount) (the "Subordinated Transferor Collections") will be applied to cover the Required Amount for that loan group. The portion of the Required Amount for a loan group in respect of clause (ii) above not covered by the Subordinated Transferor Collections will be reallocated to the portion of the transferor interest related to that loan group, thereby reducing the transferor interest (up to the applicable remaining Available Transferor Subordinated Amount and not in excess of the Investor Loss Amounts for that loan group). The portion of the Required Amount not covered by the application of funds under the preceding sentence may then be satisfied by amounts available from the remaining Available Transferor Subordinated Amount from the other loan group. [If the Investor Interest Collections for a loan group[, Crossover Amounts, amounts on deposit in the Reserve Fund] and the amount of Subordinated Transferor Collections that have been so applied to cover the applicable Required Amount are together insufficient to pay the amounts in item (i) of the definition of Required Amount, then a draw will be made on the Policy to cover the amount of the shortfall. In addition, if on any distribution date on which the Available Transferor Subordinated Amount for a loan group is reduced to zero the Note principal balance for that loan group exceeds the applicable Invested Amount (after giving effect to all allocations and distributions of principal to be made on the Notes on the distribution date), a draw will be made on the Policy in the amount of the excess. See "Description of the Indenture -- The Policy."]

     The "Available Transferor Subordinated Amount" for any distribution date and loan group is the lesser of the portion of the transferor interest for that loan group and the related Required Transferor Subordinated Amount for the distribution date.

                         DESCRIPTION OF THE INDENTURE

The following is a description of the material provisions of the indenture. Wherever particular defined terms of the indenture are referred to, the defined terms are incorporated in this prospectus supplement by this reference.

 Payments on Mortgage Loans; Deposits to Collection Account

     The master servicer will establish and maintain a collection account in trust for the noteholders, the transferor[, the Note Insurer] [and any other third party credit enhancer], as their interests may appear. The collection account will be an Eligible Account. Except for amounts representing administrative charges, annual fees, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a mortgaged property, or similar items, the master servicer will deposit all amounts collected on the mortgage loans in the collection account within two business days of receipt unless the master servicer qualifies for monthly depositing. Mortgage loan collections may be remitted to the collection account by the master servicer on a monthly basis not later than the business day before the related distribution date.

     Amounts deposited in the collection account may be invested in Eligible Investments maturing no later than one business day before the next distribution date or on the next distribution date if approved by the Rating Agencies[, the
Note Insurer] [and any other third party credit enhancer]. Not later than the [fifth] business day before each distribution date (the "Determination Date"), the master servicer will notify the indenture trustee of the amount of the deposit to be included in funds available for the related distribution date.

     An "Eligible Account" is an account that is maintained with a depository institution whose debt obligations throughout the time of any deposit in it have the highest short-term debt rating by the Rating Agencies, an account with a depository institution having a minimum long-term unsecured debt rating of ["BBB" by Standard & Poor's and "Baa3" by Moody's], which accounts are fully insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the Federal Deposit Insurance Corporation, a segregated trust account maintained with the indenture trustee or an affiliate of the indenture trustee in its fiduciary capacity or otherwise acceptable to each Rating Agency [and the
Note Insurer] as evidenced by a letter from each Rating Agency [and the Note Insurer] to the indenture trustee, without reduction or withdrawal of each Rating Agency's then current ratings of the Notes [without regard to the Policy] [or any other third party credit enhancement].

     Eligible Investments are limited to:

     (i)  obligations of the United States;

     (ii) obligations of any agency of the United States the timely payment of which are backed by the full faith and credit of the United States;

     (iii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt 0 rating of each Rating Agency, or a lower rating which will not result in the downgrading or withdrawal of the ratings then assigned to the Notes by each Rating Agency [without regard to the Policy] [or any other third party credit enhancement];

     (iv) commercial or finance company paper that is then receiving the highest commercial or finance company paper rating of each Rating Agency, or a lower rating that will not result in the downgrading or withdrawal of the ratings then assigned to the Notes by any Rating Agency [without regard to the Policy] [or any other third party credit enhancement];

     (v) notes of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or any of its states and subject to supervision and examination by federal or state banking authorities, if the commercial paper or long term unsecured debt obligations of the depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of the holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for the securities, or lower ratings which will not result in the downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency [without regard to the Policy] [or any other third party credit enhancement];

     (vi) demand or time deposits or notes of deposit issued by any bank or trust company or savings institution to the extent that the deposits are fully insured by the FDIC;

     (vii) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of the agreements, conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency [without regard to the Policy] [or any other third party credit enhancement];

     (viii) repurchase obligations with respect to any security described in the first and second bullet points, in either case entered into with a depository institution or trust company (acting as principal) described in the fifth bullet point;

     (ix) securities (other than stripped bonds, stripped coupons, or instruments sold at a purchase price in excess of 115% of their face amount) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any of its states that, at the time of the investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, the rating shall be the highest commercial paper rating of Moody's for the securities), or lower rating that will not result in the downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency [without regard to the Policy] [or any other third party credit enhancement], as evidenced by a signed writing delivered by each Rating Agency; and

     (xii) any other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency that will not result in the downgrading or withdrawal of the rating then assigned to the Notes by any Rating

            Agency [without regard to the Policy] [or any other third party credit enhancement], as evidenced by a signed writing delivered by each Rating Agency.

     However, no instrument is an Eligible Investment if it evidences the right to receive interest only payments on the obligations underlying it or both principal and interest payments derived from obligations underlying the instrument and the interest and principal payments from the instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

     No instrument otherwise described as an Eligible Investment may be purchased at a price greater than par if it may be prepaid or called at a price less than its purchase price before its stated maturity.

Allocations and Collections

     All collections on the mortgage loans will generally be allocated in accordance with the credit line agreements between interest and principal. Interest collections for any distribution date will be determined on a loan group basis and will be equal to the amounts collected during the related Collection Period allocated to interest under the credit line agreements, including portions of net liquidation proceeds, less servicing fees for the related Collection Period and amounts payable to the master servicer under the sale and servicing agreement as reimbursement of optional advances of the interest component of any delinquent monthly payments on the mortgage loans.

     Principal collections will be determined for any distribution date on a loan group basis and will be equal to the sum of the amounts collected during the related Collection Period allocated to principal under the credit line agreements, including portions of net liquidation proceeds, and any Transfer Deposit Amounts.

     Net liquidation proceeds of a mortgage loan are the liquidation proceeds reduced by related expenses, but not in excess of the principal balance of the mortgage loan plus accrued and unpaid interest thereon to the end of the Collection Period during which the mortgage loan became a Liquidated Mortgage Loan. Liquidation proceeds are the proceeds [(excluding any amounts drawn on the Policy)] received in connection with the liquidation of any mortgage loan, whether through trustee's sale, foreclosure sale or otherwise.

     The portion of interest collections allocable to the related class of Notes ("Investor Interest Collections") for any distribution date and loan group will equal the product of (a) interest collections for the distribution date and loan group and (b) the Investor Floating Allocation Percentage for the loan group. The "Investor Floating Allocation Percentage" for any distribution date and loan group is a fraction whose numerator is the Invested Amount at the close of business on the preceding distribution date (or the Closing Date in the case of the first distribution date) and whose denominator is the loan group balance for the loan group at the beginning of the related Collection Period. The remaining amount of interest collections will be allocated to the portion of the transferor interest related to that loan group.

     Principal collections on the mortgage loans in each loan group will be allocated between the noteholders and the transferor ("Investor Principal Collections" and "Transferor Principal Collections," respectively).

     [The indenture trustee will apply any amounts drawn under the Policy as provided in the indenture.] The loan group balance for any date and loan group is the aggregate of the principal balances of all mortgage loans in that loan group as of the date. The principal balance of a mortgage loan (other than a Liquidated Mortgage Loan) on any day is equal to its cut-off date principal balance, plus (1) any Additional Balances for the mortgage loan minus
(2) all collections credited against the principal balance of the mortgage loan in accordance with the related credit line agreement before the day. The principal balance of a Liquidated Mortgage Loan after final recovery of related liquidation proceeds shall be zero.

     Certain excess cashflow for each class of Notes will be applied as a payment of principal of that class of Notes on each distribution date to increase or maintain the portion of the transferor's interest related to that class to or at the Required Transferor Subordinated Amount for the class for the distribution date. The amount of the excess cashflow of a class of Notes so applied as a payment of principal on a distribution date is an "Accelerated Principal Distribution Amount" for the related class of Notes. The requirement to maintain the transferor's interest at the Required Transferor Subordinated Amount, or to increase it to the Required Transferor Subordinated Amount, is not an obligation of the seller, the master servicer, the indenture trustee, [the
Note Insurer] or any other person.

     [The indenture requires excess cashflow not required to maintain or achieve the Required Transferor Subordinated Amount of the related class of Notes to be applied to the funding of a reserve fund[, which has been required by the Note Insurer] to be established and maintained for the Notes (the "Reserve Fund"). The amount on deposit in the Reserve Fund will not exceed the excess of (x) the sum of the Required Transferor Subordinated Amounts for each class of Notes over
(y) the sum of the portion of the transferor's interest related to each class of Notes. Amounts in the Reserve Fund may only be withdrawn and applied under the indenture.]

     [The Note Insurer may permit the Required Transferor Subordinated Amount for a class of Notes to decrease or "step down" over time, subject to certain floors and triggers. The dollar amount of any decrease in a Required Transferor Subordinated Amount is an "Overcollateralization Reduction Amount" which, with respect to each class of Notes, may result in a release of cash from the trust fund in an amount up to the Overcollateralization Reduction Amounts [(net of any Reimbursement Amounts due to the Note Insurer)], or result in the removal of cash or mortgage loans from the trust fund on distribution dates occurring after the step-downs take effect. The dollar amount of any Overcollateralization Reduction Amount for a class will first be released from the Reserve Fund, to the extent of the amount on deposit. If the amount on deposit in the Reserve Fund for a class is not sufficient to fund the full amount of the Overcollateralization Reduction Amount for the class, then an amount equal to the remaining portion of the Overcollateralization Reduction Amount will be released from the monthly cashflow for the class, thus reducing the portion of the transferor's interest for the class.]

[The Policy

     The Policy will be issued by the Note Insurer by the Closing Date in accordance with the Insurance and Indemnity Agreement (the "Insurance Agreement") to be dated as of the Closing Date, among the seller, the depositor, the master servicer, the indenture trustee and the Note Insurer.

     The Policy will irrevocably and unconditionally guarantee payment on each distribution date to the indenture trustee for the benefit of the noteholders of each class of Notes the full and complete payment of Insured Amounts with respect to the related Notes for the distribution date. An "Insured Amount" for each class of Notes as of any distribution date is any shortfall in amounts available in the collection account to pay (a) (i) the Guaranteed Principal Distribution Amount for the related Notes for the distribution date and (ii) the Guaranteed Distributions for the related Notes for the distribution date and (b) any Preference Amount that occurs before the related determination date. The effect of the Policy is to guarantee the timely payment of interest on, and the ultimate payment of the principal amount of, all of the Notes. The Policy does not cover any Basis Risk Carryforward.

     The "Guaranteed Principal Distribution Amount" for any class of Notes on
the distribution date in [        ] is the amount needed to pay the outstanding
principal balance of the Notes, and for any other distribution date on which the sum of the Available Transferor Subordinated Amounts for [both] loan groups and the Reserve Fund has been reduced to or equals zero, is the amount by which the Note principal balance of the class of Notes exceeds the related Invested Amount as of the distribution date. All calculations under the Policy are after giving effect to all other amounts distributable and allocable to principal on the Notes for the distribution date.

     "Guaranteed Distributions" are accrued and unpaid interest for a distribution date due on the related Notes calculated in accordance with the original terms of the Notes or the indenture after giving effect to amendments or modifications to which the Note Insurer has given its written consent.

     A "Preference Amount" means any amount previously distributed to a noteholder that is recoverable and recovered as a voidable preference by a trustee in bankruptcy under the United States Bankruptcy Code, as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     Payment of claims on the Policy will be made by the Note Insurer following receipt by the Note Insurer of the appropriate notice for payment (and any other required documentation) on the later to occur of (i) 12:00 NOON, New York City time, on the second Business Day following Receipt of the notice for payment and
(ii) 12:00 NOON, New York City time, on the relevant distribution date.

     Receipt means actual delivery to the Note Insurer and occurs on the day delivered if delivered before 12:00 NOON, New York City time, on a business day, or on the next business day if delivered either on a day that is not a business day or after 12:00 NOON, New York City time. If any notice or note given under the Policy by the indenture trustee is not in proper form or is not properly completed, executed or delivered, it is not received, and the Note Insurer shall promptly so advise the indenture trustee and the indenture trustee may submit an amended notice.

     Under the Policy, "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the states of New York, California or Illinois or the city in which the corporate trust office of the indenture trustee or the Note Insurer is located are authorized or obligated by law or executive order to be closed.

     The Note Insurer's obligations under the Policy with respect to Insured Amounts will be discharged to the extent funds are transferred to the indenture trustee as provided in the Policy, whether or not the funds are properly applied by the indenture trustee. The Note Insurer will be subrogated to the rights of each noteholder to receive payments of principal and interest, as applicable, on the Notes to the extent of any payment by the Note Insurer under the Policy. The Policy cannot be modified, altered or affected by any other agreement or instrument, or by the merger, consolidation or dissolution of the seller. The Policy by its terms may not be cancelled or revoked. The Policy is governed by the laws of the State of New York.

     Insured Amounts will be paid only at the time stated in the Policy and no accelerated Insured Amounts shall be paid regardless of any acceleration of the Notes, unless the acceleration is at the sole option of the Note Insurer. The Policy does not cover shortfalls attributable to the liability of the trust fund or the indenture trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     Under the sale and servicing agreement, unless a Note Insurer default exists, the Note Insurer will be treated as a noteholder for certain purposes, will be entitled to exercise all rights of the noteholders under the indenture without the consent of the noteholders, and the noteholders may exercise their rights under the indenture only with the written consent of the Note Insurer. In addition, the Note Insurer will have certain additional rights as a third party beneficiary to the sale and servicing agreement and the indenture.]

Rapid Amortization Events

     The Managed Amortization Period will continue through and including the
distribution date in [        ], unless a Rapid Amortization Event occurs before
then. "Rapid Amortization Event" refers to any of the following events: (a) the failure of the seller to make a payment or deposit required under the sale and servicing agreement within four business days after the date the payment or deposit must be made, to record assignments of mortgage loans when required under the sale and servicing agreement or to observe or perform in any material respect any other covenants or agreements of the seller in the sale and servicing agreement, which failure materially and adversely affects the interests of the noteholders[, the Note Insurer] [or any other third party credit enhancer] and, with certain exceptions, continues unremedied for 60 days after written notice; (b) any representation or warranty made by the seller or the depositor in the sale and servicing agreement proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for 45 days after written notice and as a result of which the interests of the noteholders[, the Note Insurer] [or any other third party credit enhancer] are materially and adversely affected; except that a Rapid Amortization Event will not occur if the seller has purchased or made a substitution for the related mortgage loan or mortgage loans if applicable during the period (or within an additional 60 days with the consent of the indenture trustee) under the provisions of the sale and servicing agreement; (c) the occurrence of certain events of bankruptcy, insolvency or receivership relating to the transferor; (d) the trust fund becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended[; or (e) the aggregate of all draws under the Policy [or amounts paid in accordance with third party credit enhancement for loan group [ ]] incurred during the Managed Amortization Period exceeds [ ]% of the Original Invested Amount].

     If any event described in clause (a) or (b) occurs, a Rapid Amortization Event will occur only if, after the applicable grace period, either the indenture trustee or noteholders holding Notes evidencing more than 51% of the aggregate principal amount of the Notes[, the Note Insurer (so long as there is no default by the Note Insurer in the performance of its obligations under the Policy)] [or any other third party credit enhancer], by written notice to the transferor, the depositor and the master servicer (and to the indenture trustee, if given by [the Note Insurer,] [any other third party credit enhancer] or the noteholders) declare that a Rapid Amortization Event has occurred. If any event described in clause (c), (d) or (e) occurs, a Rapid Amortization Event will occur without any notice or other action on the part of the indenture trustee[, the Note Insurer] or the noteholders immediately on the occurrence of the event.

     Notwithstanding the foregoing, if a conservator, receiver or trustee-in-bankruptcy is appointed for the transferor and no Rapid Amortization Event exists other than the conservatorship, receivership or insolvency of the transferor, the conservator, receiver or trustee-in-bankruptcy may have the power to prevent the commencement of the Rapid Amortization Period.

Reports to Noteholders

     Concurrently with each distribution to the noteholders, the master servicer will forward to the indenture trustee for mailing to each noteholder a statement setting forth among other items:

     [(i) the Investor Floating Allocation Percentage for each loan group for the preceding Collection Period;

     (ii)     the amount being distributed to each class of Notes;

     (iii) the amount of interest included in the distribution and the related note rate for each class of Notes;

     (iv) the amount of overdue accrued interest for a class of Notes included in the distribution (and the amount of interest or overdue interest to the extent permitted by applicable law);

     (v) the amount of the remaining overdue accrued interest for a class of Notes after giving effect to the distribution;

     (vi)     the amount of principal included in the distribution;

     (vii) the amount of the reimbursement of previous Investor Loss Amounts for a class of notes included in the distribution;

     (viii) the amount of Basis Risk Carryforward for a class of notes paid and the amount of Basis Risk Carryforward accrued;

     (ix) the amount of the aggregate unreimbursed Investor Loss Amounts for a class of notes after giving effect to the distribution;

     (x)      the servicing fee for the distribution date;

     (xi) for each class of notes: the Invested Amount, the Note principal balance and the pool factor, each after giving effect to the distribution;

     (xii) the loan group balance of each loan group as of the end of the preceding Collection Period;

     (xiii) the number and aggregate principal balances of the mortgage loans in each loan group as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Collection Period;

     (xiv) the book value of any real estate in each loan group that is 1 acquired by the trust fund through foreclosure or grant of deed in lieu of foreclosure;

     (xv) the amount of any draws on [the Policy] [or payments under third party credit enhancement for loan group [ ]];

     (xvi) [the amount on deposit in the Reserve Fund on the preceding distribution date, after giving effect to all distributions made on that date, the amount withdrawn from the Reserve Fund with respect to this distribution date, and the amount remaining on deposit in the Reserve Fund;] and

     (xvii) with respect to the first and second distribution dates, the number and aggregate balance of any mortgage loans in [either] loan group not delivered to the indenture trustee within 30 days after the Closing Date.

     The amounts in clauses (iii), (iv), (v), (vi), (vii) and (viii) above shall be expressed as a dollar amount per $1,000 increment of Notes.

Within 60 days after the end of each calendar year commencing in 200[ ], the master servicer will be required to forward to the indenture trustee a statement containing the information in clauses (iii) and (vi) above aggregated for the calendar year.]

                     EVENTS OF DEFAULT UNDER THE INDENTURE

     Events of Default under the indenture include:

     (i) a default in the payment of any principal or interest when it becomes due and continuance of the default for five days;

     (ii) failure by the trust to perform in any material respect any covenant or agreement under the indenture (other than a covenant covered in clause (i) hereof) or the breach of a representation or warranty of the trust under the indenture or the sale and servicing agreement, that continues for thirty days after notice of it is given; and

     (iii) certain events of bankruptcy, insolvency, receivership, or liquidation of the trust.

               REMEDIES ON EVENT OF DEFAULT UNDER THE INDENTURE

     If an event of default under the indenture has occurred and is continuing, either the indenture trustee or noteholders representing a majority of the then outstanding principal amount of the Notes may declare the principal amount of the Notes payable immediately. A declaration of acceleration may be rescinded by noteholders representing a majority of the then outstanding principal amount of the Notes. Although a declaration of acceleration has occurred, the indenture trustee may elect not to liquidate the assets of the trust if the assets are generating sufficient cash to pay interest and principal as it becomes due without taking into account the declaration of acceleration.

     The indenture trustee may not sell or otherwise liquidate the assets of the trust following an event of default unless the holders of 100% of the Notes [and the Note Insurer] consent to the sale, or the proceeds of the sale or liquidation are sufficient to pay all amounts due to the noteholders [and the
Note Insurer], or the indenture trustee determines that the trust fund would not be sufficient on an ongoing basis to make all payments on the Notes as they become due and the indenture trustee obtains the consent of the holders of 66 2/3% of the aggregate outstanding principal balance of the Notes.

     No noteholder may institute any proceeding with respect to the indenture unless [the Note Insurer has consented in writing to the institution of the proceeding and] the holder has previously notified the indenture trustee of a default and unless noteholders representing not less than a majority of the aggregate outstanding principal balance of the Notes have requested the indenture trustee to institute the proceeding and have offered the indenture trustee reasonable indemnity, and the indenture trustee for 60 days has neglected or refused to institute the proceeding. The indenture trustee is not obligated to exercise any of the trusts or powers vested in it unless the noteholders requesting the action have offered the indenture trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred [and the Note Insurer has consented to the action].

                CERTAIN MATTERS REGARDING THE INDENTURE TRUSTEE

     Neither the indenture trustee nor any director, officer or employee of the indenture trustee will be liable to the trust or the noteholders for taking any action or for refraining from the taking of any action in good faith under the indenture, or for errors in judgment. However, none of the indenture trustee or any of its directors, officers or employees will be protected against any liability that would otherwise be imposed on it for willful malfeasance, bad faith or negligence in the performance of its duties or for its reckless disregard of its obligations under the indenture.

     The indenture trustee and any of its affiliates may hold Notes in their own names or as pledgees. To meet the legal requirements of certain jurisdictions, the indenture trustee may appoint co-trustees or separate trustees of any part of the trust fund under the indenture. All rights and obligations conferred or imposed on the indenture trustee by the indenture will be conferred or imposed on any separate trustee or co-trustee. In any jurisdiction in which the indenture trustee is incompetent or unqualified to perform certain acts, the separate trustee or co-trustee will perform the acts solely at the direction of the indenture trustee.

Duties of the Indenture Trustee

     The indenture trustee will make no representations about the validity or sufficiency of the indenture, the Notes (other than their execution and authentication) or of any mortgage loans or related documents, and will not be accountable for the use or application by the depositor or the master servicer of any funds paid to the depositor or the master servicer on the Notes or the mortgage loans, or the use or investment of any monies by the master servicer before being deposited into a collection account. So long as no event of default under the indenture has occurred and is continuing, the indenture trustee will be required to perform only those duties specifically required of it under the indenture. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the indenture trustee under the indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the indenture. The indenture trustee will not be charged with knowledge of a failure by the master servicer to perform its duties under the trust agreement or sale and servicing agreement unless the indenture trustee has actual knowledge of the failure.

Amendment

     The indenture provides that, without the consent of any noteholder but with [the consent of the Note Insurer and] notice to the trust and the indenture trustee, the trust may enter into one or more supplemental indentures (which will conform to the provisions of the Trust Indenture Act of 1939, as amended (the "TIA")), in form satisfactory to the indenture trustee, for any of the following purposes:

     (i) to correct or amplify the description of any property at any time subject to the lien of the indenture, or better to assure, convey and confirm to the indenture trustee any property subject or required to be subjected to the lien of the indenture, or to subject to the lien of the indenture additional property;

     (ii) to add to the covenants of the trust for the benefit of the noteholders, or to surrender any right of the trust in the indenture;

     (iii) to convey, transfer, assign, mortgage or pledge any property to the indenture trustee;

     (iv) to cure any ambiguity, to correct or supplement any provision in the indenture or in any supplemental indenture that may be inconsistent with any other provision in the indenture or in any supplemental indenture;

     (v) to evidence the succession, in compliance with the applicable provisions in the indenture, of another person to the trust, and the assumption by any such successor of the covenants of the trust in the indenture and in the notes contained;

     (vi) to evidence and provide for the acceptance of the appointment under the indenture of a successor trustee and to add to or change any of the provisions of the indenture necessary to facilitate the administration of its trusts by more than one trustee; or

     (vii) to modify, eliminate or add to the provisions of the indenture to the extent necessary to effect the qualification of the indenture under the TIA or under any similar federal statute enacted after the date of the indenture and to add to the indenture other provisions required by the TIA.

     No supplemental indentures will be entered into unless the indenture trustee shall have received an opinion of counsel to the effect that entering into the supplemental indenture will not have any material adverse tax consequences to the noteholders.

     The indenture also provides that the indenture trustee, at the request of the trust, may, [with prior notice to the Note Insurer and] with the consent of [the Note Insurer and] the Noteholders affected thereby representing not less than a majority of the aggregate outstanding principal balance of the Notes, enter into a supplemental indenture to add any provisions to, or change in any manner or eliminate any of the provisions of, the indenture or to modify in any manner the rights of the noteholders, except that no supplemental indenture may, without the consent of each noteholder affected thereby:

     (i) change the date of payment of any installment of principal of or interest on any Note, or reduce its principal amount or interest rate, change the provisions of the indenture relating to the application of collections on, or the proceeds of the sale of, the corpus of the trust to payment of principal or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or its interest is payable, or impair the right to institute suit for the enforcement of the provisions of the indenture requiring the application of funds available therefor to the payment of an amount due on the Notes on or after the respective dates they become due;

     (ii) reduce the percentage of the outstanding principal balances of the Notes the consent of the holders of which is required for any supplemental indenture, or the consent of the holders of which is required for any waiver of compliance with provisions of the indenture or defaults under the indenture and their consequences;

     (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" in the indenture or modify or alter the exception in the definition of the term "Holder";

     (iv) reduce the percentage of the outstanding principal balances of the Notes required to direct the indenture trustee to direct the trust to sell or liquidate the corpus of the trust under the indenture;

     (v) modify any provision of the amendment provisions of the indenture except to increase any percentage specified in the indenture or to provide that certain additional provisions of the indenture cannot be modified or waived without the consent of each Noteholder affected thereby;

     (vi) modify any of the provisions of the indenture in a manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any distribution date; or

     (vii) permit the creation of any lien ranking before or on a parity with the lien of the indenture on any part of the trust fund or, except as otherwise permitted or contemplated in the indenture, terminate the lien of the indenture on any property at any time subject thereto or deprive any noteholders of the security provided by the lien of the indenture.

                     TERMINATION; RETIREMENT OF THE NOTES

     The indenture will terminate on the distribution date following the later of:

     (i) payment in full of all amounts owing to [the Note Insurer] [and any other third party credit enhancer] and

     (ii) the earliest of the distribution date on which the Note principal balance of each class of Notes has been reduced to zero, the final payment or other liquidation of the last mortgage loan in the trust fund, the optional transfer to the transferor of the mortgage
             loans, as described below; and the distribution date in [       ].

     The mortgage loans will be subject to optional transfer to the transferor on any distribution date on or after which the aggregate Note principal balance
of both classes of Notes is reduced to an amount less than or equal to [     ]%
of the aggregate Original Note Principal Balance for both classes of Notes [and all amounts due to the Note Insurer] [and any other third party credit enhancer] including any unreimbursed draws on [the Policy] [and unreimbursed payments under other third party credit enhancement], together with interest thereon, as provided under the Insurance Agreement, have been paid. The transfer price will be equal to the sum of the outstanding Note principal balance of each class of Notes plus accrued and unpaid interest on them at the applicable note rate through the day preceding the final distribution date and an amount equal to any Basis Risk Carryforward for each class of Notes plus accrued and unpaid interest on it.

     [In addition, Notes must be prepaid and redeemed in part with any funds
remaining in the relevant prefunding account on [        ] after the purchase of
any Subsequent Home Equity Loans on that day.]

 The Indenture Trustee

     [Name of indenture trustee], a [        ] banking association with its
principal place of business in [      ], is the indenture trustee.

     The commercial bank or trust company serving as indenture trustee may own Notes and have normal banking relationships with the master servicer, the transferor [and the Note Insurer] and their affiliates.

     The indenture trustee may resign at any time, in which event the trust must appoint a successor indenture trustee [with the consent of the Note Insurer]. [The Note Insurer may also remove the indenture trustee if the indenture trustee ceases to be eligible to continue as the indenture trustee under the indenture or if the indenture trustee becomes insolvent.] Any resignation or removal of the indenture trustee and appointment of a successor indenture trustee will not become effective until acceptance of the appointment by the successor indenture trustee.


                DESCRIPTION OF THE SALE AND SERVICING AGREEMENT

Assignment of Mortgage Loans

     At the time of issuance of the Notes, the depositor will transfer to the trust fund [the amounts to be deposited into the prefunding accounts and] all of its interest in each mortgage loan acquired on the closing date (including any Additional Balances arising in the future), related credit line agreements, mortgages and certain other related documents (collectively, the "Related Documents"), including all collections received on each mortgage loan after the cut-off date (exclusive of payments of accrued interest due on or before the cut-off date). The owner trustee, concurrently with the transfer, will deliver the Notes to the depositor and the transferor certificate to the transferor. [Future closings may occur for the purchase of Subsequent Home Equity Loans on
dates specified by the depositor through [      ], 200[  ]. On those closing
dates the depositor will transfer to the trust fund all of its interest in the Subsequent Home Equity Loans being acquired by the trust fund that day, the Related Documents and all collections received on the Subsequent Home Equity Loans after a date designated in connection with the transfer.] Each mortgage loan transferred to the trust fund will be identified on a mortgage loan schedule delivered to the owner trustee under the sale and servicing agreement. The mortgage loan schedule will include information as to the cut-off date principal balance of each mortgage loan as well as information with respect to the loan rate.

     The sale and servicing agreement will require that [First Tennessee] deliver to the depositor for delivery to the owner trustee or, at the depositor's direction, directly to the owner trustee, the mortgage notes related to the mortgage loans endorsed in blank and the Related Documents on the [initial] Closing Date, with respect to not less than [50]% of the mortgage loans transferred to the trust fund on that date; not later than [30] days after the initial Closing Date, with respect to the [remaining] mortgage loans; [and] [not later than [21] days after the relevant closing date, with respect to the Subsequent Home Equity Loans.]

     In lieu of delivery of original documentation, [First Tennessee] may deliver documents that have been imaged optically on delivery of an opinion of counsel that the imaged documents are enforceable to the same extent as the originals and do not impair the enforceability of the transfer to the trust fund of the mortgage loans, provided the retention of the imaged documents in the delivered format will not result in a reduction in the then current rating of the Notes [without regard to the Policy] [or any other third party credit enhancements].

     [In addition, with respect to any of the mortgage loans, in lieu of transferring the related mortgage to the trustee as one of the Related Documents, the depositor may at its discretion provide evidence that the related mortgage is held through the MERS "r" System. In addition, the mortgage for some or all of the mortgage loans in the trust fund that are not already held in the MERS "r" System may, at the discretion of the master servicer, in the future be held through the MERS "r" System. For any mortgage held through the MERS "r" System, the mortgage is recorded in the name of the Mortgage Electronic Registration System, Inc. or MERS, as nominee for the owner of the mortgage loan, and future assignments of the mortgage were, or in the future may be, at the discretion of the master servicer, registered electronically through the MERS "r" System. For each of these mortgage loans, MERS serves as a mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the owner trustee, and does not have any interest in that mortgage loan.]

     The sale and servicing agreement will not require [First Tennessee] to record assignments of the mortgage loans to the owner trustee or the indenture trustee in jurisdictions where recordation of the assignments or delivery of the documentation is not required to protect the interest of the transferor, the owner trustee and the indenture trustee in the mortgage loans.

     Within 90 days of the Closing Date with respect to the mortgage loans acquired on the Closing Date [and within 90 days of the relevant closing date with respect to Subsequent Home Equity Loans], the indenture trustee will review the mortgage loans and the Related Documents and if any mortgage loan or Related Document is found to be defective in any material respect and the defect is not cured within 90 days following notification of it to the seller and the depositor by the indenture trustee, the seller must accept the transfer of the mortgage loan from the trust fund. The principal balance of any mortgage loan so transferred will be deducted from the applicable loan group balance, thus reducing the amount of the transferor interest. If the deduction would cause the portion of the transferor interest related to the loan group to become less than the related Minimum Transferor Interest at the time (a "Transfer Deficiency"), the seller must either substitute an Eligible Substitute Mortgage Loan or make a deposit into the collection account (the "Transfer Deposit Amount") equal to the amount by which the portion of the transferor interest related to that loan group would be reduced to less than the related Minimum Transferor Interest at the time. Except to the extent substituted for by an Eligible Substitute Mortgage Loan, the transfer of the mortgage loan out of the trust fund will be treated under the sale and servicing agreement as a payment in full of the mortgage loan. Any Transfer Deposit Amount will be treated as a principal collection on the related loan group. No transfer shall be considered to have occurred unless all required deposits to the collection account are actually made. The obligation of the seller to accept a transfer of a Defective Mortgage Loan and to make any required deposits are the sole remedies for any defects in the mortgage loans and Related Documents available to the owner trustee, the indenture trustee or the noteholders.

     An "Eligible Substitute Mortgage Loan" is a mortgage loan substituted by the seller for a defective mortgage loan that must, on the date of substitution, have a principal balance (or in the case of a substitution of more than one mortgage loan for a Defective Mortgage Loan, an aggregate principal balance) outstanding that is not 10% more or less than the Transfer Deficiency relating to the Defective Mortgage Loan; have a loan rate not less than the loan rate of the Defective Mortgage Loan and not more than 1% in excess of the loan rate of the Defective Mortgage Loan; have a loan rate based on the same index (prime rate) with adjustments to the loan rate made on the same Interest Rate Adjustment Date as that of the Defective Mortgage Loan; have a mortgage of the same or higher level of priority as the mortgage relating to the Defective Mortgage Loan; have a remaining term to maturity not more than twelve months earlier than the remaining term to maturity of the Defective Mortgage Loan; comply with each representation and warranty regarding the mortgage loans in the sale and servicing agreement (deemed to be made as of the date of substitution); have an original combined loan-to-value ratio not greater than that of the Defective Mortgage Loan; and satisfy certain other conditions specified in the sale and servicing agreement.

     The seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the owner trustee on behalf of the trust fund with respect to each mortgage loan (e.g., cut-off date principal balance and loan rate). In addition, the seller will represent and warrant on the Closing Date that at the time of transfer to the depositor, the seller has transferred or assigned all of its interest in each mortgage loan and the Related Documents, free of any lien [, and likewise represent and warrant on each relevant closing date with respect to each Subsequent Home Equity Loan]. Upon discovery of a breach of any representation and warranty that materially and adversely affects the interests of the noteholders[, the Note Insurer] [or any other third party credit enhancer] in the related mortgage loan and Related Documents, the seller will have a period of 90 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 90-day period, the seller must accept a transfer of the Defective Mortgage Loan from the trust fund. The same procedure and limitations as in the second preceding paragraph for the transfer of Defective Mortgage Loans will apply to the transfer of a mortgage loan that must be transferred because of a breach of a representation or warranty in the sale and servicing agreement that materially and adversely affects the interests of the noteholders. Mortgage loans required to be transferred to the seller as described in the preceding paragraphs are referred to as "Defective Mortgage Loans."

Amendments to Credit Line Agreements

     Subject to applicable law and to certain limitations described in the sale and servicing agreement, the master servicer may change the terms of the credit line agreements at any time provided that the changes do not materially and adversely affect the interest of the noteholders[, the Note Insurer] [or any other third party credit enhancer], and are consistent with prudent business practice.

     In addition, the sale and servicing agreement permits the master servicer, within certain limits, to increase the credit limit of the related mortgage loan or reduce the margin for the mortgage loan.


[Optional Transfers of Mortgage Loans to the Transferor

     To permit the transferor to reduce the transferor interest any time the portion of the transferor interest related to a loan group exceeds the level required by [the Note Insurer][, any other third party credit enhancer] and the Rating Agencies, on any distribution date the transferor may, but is not obligated to, remove on the distribution date (the "Transfer Date") from the loan group, certain mortgage loans without notice to the noteholders. The transferor is permitted to designate the mortgage loans to be removed. Mortgage loans so designated will only be removed upon satisfaction of the following conditions:

     (i)     no Rapid Amortization Event has occurred;

     (ii) the portion of the transferor interest allocable to the loan group as of the Transfer Date (after giving effect to the removal) exceeds the Minimum Transferor Interest;

     (iii) the transfer of any mortgage loans from [either] loan group on any Transfer Date during the Managed Amortization Period will not, in the reasonable belief of the transferor, cause a Rapid Amortization Event or an event that with notice or lapse of time or both would constitute a Rapid Amortization Event to occur;

     (iv) the transferor delivers to the owner trustee and the indenture trustee a mortgage loan schedule containing a list of all mortgage loans remaining in the related loan group after the removal;

     (v) the transferor represents and warrants that no selection procedures that the transferor reasonably believes are adverse to the interests of the noteholders[, the Note Insurer] [or any other third party credit enhancer] were used by the transferor in selecting the mortgage loans;

     (vi) in connection with each retransfer of mortgage loans, the Rating Agencies [and the Note Insurer] shall have been notified of the proposed transfer and before the

             Transfer Date no Rating Agency has notified the transferor [or the
             Note Insurer] in writing that the transfer would result in a reduction or withdrawal of the ratings assigned to either class of Notes [without regard to the Policy] [or any other third party credit enhancement]; and

     (vii) the transferor shall have delivered to the owner trustee, the indenture trustee [and the Note Insurer] an officer's note confirming the six conditions preceding this one.

     As of any date of determination within any Collection Period, the "Minimum Transferor Interest" for either loan group is an amount equal to [the lesser of
(a) 5% of the related loan group balance at the end of the immediately preceding Collection Period and (b) 1.5% of the cut-off date balance of the related loan group].]

Collection and Other Servicing Procedures on Mortgage Loans

     The master servicer will make reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the sale and servicing agreement, follow collection procedures it follows servicing home equity loans in its servicing portfolio comparable to the mortgage loans. Consistent with the above, the master servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the mortgage loans.

     The master servicer may arrange with a borrower of a mortgage loan a schedule for the payment of interest due and unpaid for a period so long as the arrangement is consistent with the master servicer's policies with respect to mortgage loans it owns or services. Under the sale and servicing agreement, the master servicer may consent under certain circumstances to the placing of a future senior lien ahead of a mortgage loan.

Hazard Insurance

     The sale and servicing agreement provides that the master servicer maintain hazard insurance on the mortgaged properties relating to the mortgage loans. While the related credit line agreements generally require borrowers to maintain hazard insurance, the master servicer will not monitor the maintenance of hazard insurance.

     The sale and servicing agreement requires the master servicer to maintain for any mortgaged property relating to a mortgage loan acquired in foreclosure of a mortgage loan, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount equal to the lesser of the maximum insurable value of the mortgaged property or the outstanding balance of the mortgage loan plus the outstanding balance on any mortgage loan senior to the mortgage loan at the time of foreclosure or deed in lieu of foreclosure, plus accrued interest and the master servicer's good faith estimate of the related liquidation expenses to be incurred in connection therewith.

     The sale and servicing agreement provides that the master servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy insuring against losses on the mortgaged properties. If the blanket policy contains a deductible clause, the master servicer must deposit in the collection account the sums that would have been deposited but for the deductible. The master servicer will satisfy these requirements by maintaining a blanket policy. As stated above, all amounts collected by the master servicer (net of any reimbursements to the master servicer) under any hazard policy (except for amounts to be applied to the restoration or repair of the mortgaged property) will ultimately be deposited in the collection account.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and the like, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers and therefore will not contain identical terms, their basic terms are dictated by state laws and most of them typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive or an exact description of the insurance policies relating to the mortgaged properties.

Realization on Defaulted Mortgage Loans

     The master servicer will foreclose on or otherwise comparably convert to ownership mortgaged properties securing mortgage loans that come into default when, in accordance with applicable servicing procedures under the sale and servicing agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with a foreclosure or other conversion, the master servicer will follow practices it deems appropriate and in keeping with its general mortgage servicing activities. The master servicer need not expend its own funds in connection with any foreclosure or other conversion, correction of default on a related senior mortgage loan, or restoration of any property unless, in its sole judgment, the expenditure of funds in the foreclosure, correction or restoration will increase net liquidation proceeds. The master servicer will be reimbursed out of liquidation proceeds and, if necessary, from other collections on the mortgage loans for advances of its own funds as liquidation expenses before any net liquidation proceeds are distributed to noteholders or the transferor.

Optional Purchase of Defaulted Loan

     The master servicer may, at its option, purchase from the trust fund any mortgage loan that is delinquent in payment for 91 days or more. Any purchase of a delinquent mortgage loan will be at a price equal to 100% of the principal balance of the mortgage loan plus accrued interest at the applicable loan rate from the date through which interest was last paid by the related mortgagor to the first day of the month in which the purchase proceeds are to be distributed to noteholders.

Servicing Compensation and Payment of Expenses

     The master servicer will receive from interest received on the mortgage loans for each Collection Period a portion of the interest collections as a
monthly servicing fee in the amount equal to [   ]% per annum on the aggregate
principal balances of the mortgage loans as of the first day of the related Collection Period. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the master servicer as additional servicing compensation.

     The master servicer will pay certain ongoing expenses associated with the trust fund and incurred by it in connection with its responsibilities under the sale and servicing agreement. In addition, the master servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted mortgage loans and in connection with the restoration of mortgaged properties, its right of reimbursement being before the rights of noteholders to receive any related net liquidation proceeds and, if necessary, other collections on the mortgage loans.

Evidence as to Compliance

     The sale and servicing agreement provides for delivery by [ ] in each year, beginning [ , [200[ ]], to the indenture trustee of an annual statement signed by an officer of the master servicer to the effect that the master servicer has fulfilled its material obligations under the sale and servicing agreement throughout the preceding fiscal year, except as specified in the statement.

     By [    ] of each year, beginning [   , [200[  ]], the master servicer will
furnish a report prepared by a firm of nationally recognized independent public accountants (who may also render other services to the master servicer or the transferor) to the indenture trustee[, the Note Insurer][, any other third party credit enhancer] and the Rating Agencies to the effect that it has examined certain documents and the records relating to servicing of the mortgage loans under the sale and servicing agreement and that, on the basis of its examination, the firm believes that the servicing was conducted in compliance with the sale and servicing agreement except for exceptions the firm believes to be immaterial and any other exceptions specified in the report.

Certain Matters Regarding the Master Servicer and the Transferor

     The sale and servicing agreement provides that the master servicer may not resign as master servicer, except in connection with a permitted transfer of servicing, unless

     (a) its obligations as master servicer are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it or its affiliate or

     (b)  on satisfaction of the following conditions:

the master servicer has proposed a successor servicer to the indenture trustee in writing and the proposed successor servicer is reasonably acceptable to the indenture trustee; the Rating Agencies have confirmed to the trustee that the appointment of the proposed successor servicer as the master servicer will not result in the reduction or withdrawal of the then current rating of the Notes [without regard to the Policy] [or any other third party credit enhancement][; and the proposed successor servicer is reasonably acceptable to the Note Insurer].

     No resignation of the master servicer will become effective until the indenture trustee or a successor servicer has assumed the master servicer's duties under the sale and servicing agreement.

     The master servicer may perform any of its obligations under the sale and servicing agreement through subservicers or delegates, which may be affiliates of the master servicer. Notwithstanding any subservicing arrangement, the master servicer will remain liable to the indenture trustee and the noteholders for the master servicer's obligations under the sale and servicing agreement, without any diminution of its obligations and as if the master servicer itself were performing the obligations.

     The sale and servicing agreement provides that the master servicer will indemnify the trust fund and the owner trustee against any loss, liability, expense, damage or injury suffered as a result of the master servicer's actions or omissions in connection with the servicing and administration of the mortgage loans that are not in accordance with the sale and servicing agreement. Under the sale and servicing agreement, the transferor will indemnify an injured party for the entire amount of any losses, claims, damages or liabilities arising out of the sale and servicing agreement to the extent provided in the sale and servicing agreement (other than losses resulting from defaults under the mortgage loans). The sale and servicing agreement provides that other than the indemnification by the master servicer neither the depositor, the transferor nor the master servicer nor their directors, officers, employees or agents will be liable to the trust fund, the owner trustee, the noteholders or any other person for any action taken or for refraining from taking any action under the sale and servicing agreement. However, neither the depositor, the transferor nor the master servicer will be protected against any liability that would otherwise be imposed for willful misconduct, bad faith or gross negligence of the depositor, the transferor or the master servicer in the performance of its duties under the sale and servicing agreement or for reckless disregard of its obligations under the sale and servicing agreement. In addition, the sale and servicing agreement provides that the master servicer need not appear in, prosecute or defend any legal action that is not incidental to its servicing responsibilities under the sale and servicing agreement and that in its opinion may expose it to any expense or liability. The master servicer may, in its sole discretion, undertake any legal action that it deems appropriate with respect to the sale and servicing agreement.

                        EVENTS OF SERVICING TERMINATION

     The "Events of Servicing Termination" are:

     (i) any failure by the master servicer to deposit in the collection account any deposit required to be made under the sale and servicing agreement, which failure continues unremedied for five business days (or, if the master servicer is permitted to remit collections on the mortgage loans to the collection account on a monthly basis as described under " -- Payments on Mortgage Loans; Deposits to Collection Account," three business days) after the giving of written notice of the failure to the master servicer by the indenture trustee, or to the master servicer and the indenture trustee by [the Note Insurer] [, any other third party credit enhancer] or noteholders evidencing an aggregate undivided interest in the trust fund of at least 25% of the aggregate Note principal balance;

     (ii) any failure by the master servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Notes or the sale and servicing agreement that, in each case, materially and adversely affects the interests of the noteholders[, any other third party credit enhancer] [or the Note Insurer] and continues unremedied for 60 days after the giving of written notice of the failure to the master servicer by the indenture trustee, or to the master servicer and the indenture trustee by [the Note Insurer][, any other third party credit enhancer] or noteholders evidencing an aggregate, undivided interest in the trust fund of at least 25% of the aggregate Note principal balance; or

     (iii) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings relating to the master servicer and certain actions by the master servicer indicating insolvency, reorganization or inability to pay its obligations.

     Under certain other circumstances, [the Note Insurer or] the holders of Notes evidencing an aggregate, undivided interest in the trust fund of at least 51% of the aggregate Note principal balance may deliver written notice to the master servicer terminating all the rights and obligations of the master servicer under the sale and servicing agreement.

     [Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (i) above for five or more business days or referred to under clause (ii) above for 60 or more days, will not constitute an Event of Servicing Termination if the delay or failure could not be prevented by the exercise of reasonable diligence by the master servicer and the delay or failure was caused by an act of God or other similar occurrence.] The master servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the sale and servicing agreement by an act of God or other similar occurrence, and the master servicer shall provide the indenture trustee, the depositor, the transferor[, the Note Insurer][, any other third party credit enhancer] and the noteholders prompt notice of any failure or delay by it, together with a description of its efforts to perform its obligations.

Rights after an Event of Servicing Termination

     So long as an Event of Servicing Termination remains unremedied, either the indenture trustee, or noteholders evidencing an aggregate undivided interest in the trust fund of at least 51% of the aggregate Note principal balance [(with the consent of the Note Insurer) or the Note Insurer], may terminate all of the rights and obligations of the master servicer under the sale and servicing agreement, whereupon the indenture trustee will succeed to all the obligations of the master servicer under the sale and servicing agreement and will be entitled to similar compensation arrangements. If the indenture trustee would be obligated to succeed the master servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under the sale and servicing agreement and having a net worth of at
least $[      ] [and acceptable to the Note Insurer]to act as successor to the master servicer under the sale and servicing agreement. Pending this appointment, the indenture trustee must act as master servicer unless prohibited by law. The successor master servicer will be entitled to receive the same compensation that the master servicer would otherwise have received (or lesser compensation as the indenture trustee and the successor may agree on). A receiver or conservator for the master servicer may be empowered to prevent the termination and replacement of the master servicer where the Event of Servicing Termination that has occurred is an insolvency event.

Amendment

     The sale and servicing agreement may be amended from time to time by the master servicer, the depositor and the indenture trustee [and with the consent of the Note Insurer], but without the consent of the noteholders, to cure any ambiguity, to correct any defective provision or to correct or supplement any provisions in it that may be inconsistent with any other provisions of the sale and servicing agreement, to add to the duties of the depositor, the seller, the transferor or the master servicer, to add or amend any provisions of the sale and servicing agreement as required by the Rating Agencies to maintain or improve any rating of the Notes (after obtaining the ratings in effect on the Closing Date, neither the transferor, the seller, the depositor, the owner trustee, the indenture trustee nor the master servicer must obtain, maintain, or improve any rating), to add any other provisions with respect to matters arising under the sale and servicing agreement [or the Policy] that are not be inconsistent with the sale and servicing agreement [or any other third party credit enhancement], to comply with any requirement of the Internal Revenue Code or to increase the limits in the sale and servicing agreement as to the amount of senior liens that the master servicer may consent to, if the amendment will not, as evidenced by an opinion of counsel, materially and adversely affect the interests of any noteholder[, the Note Insurer] [or any other third party credit enhancer].

     No amendment will be considered to materially and adversely affect the noteholders and no opinion of counsel will be required to be delivered if the person requesting the amendment obtains a letter from the Rating Agencies stating that the amendment would not result in a downgrading of the then current rating of the Notes [without regard to the Policy] [or any other third party credit enhancement].

     The sale and servicing agreement may also be amended from time to time by the seller, the master servicer, the depositor, and the owner trustee on behalf of the trust fund, and the master servicer [and the Note Insurer] may from time to time consent to the amendment [of the Policy, with the consent at least 51% of the Note principal balance of the affected class and the Note Insurer] for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the sale and servicing agreement or of modifying in any manner the rights of the noteholders, so long as the amendment does not reduce in any manner the amount of, or delay the timing of, payments on the Notes [or distributions or payments under the Policy that are required to be made on any Note] without the consent of each affected noteholder, reduce the aforesaid percentage required to consent to the amendment, without the consent of all the noteholders adversely affect in any material respect the interests of [the Note Insurer] [or any other third party credit enhancer].

     [The mortgage loans will be subject to optional transfer to the transferor on any distribution date on or after which the aggregate Note principal balance [of both classes of Notes] is reduced to an amount less than or equal to [10]% of the aggregate Original Note Principal Balance [for both classes of Notes] and all amounts due and owing to [the Note Insurer] [and any other third party credit enhancer] including any unreimbursed draws on [the Policy] [and unreimbursed payments under other third party credit enhancement], together with interest on the draws, as provided under the Insurance Agreement, have been paid. The transfer price will be equal to the sum of the outstanding Note principal balance of each class of Notes plus accrued interest at the applicable note rate through the day preceding the final distribution date and an amount equal to any Basis Risk Carryforward for each class of Notes plus accrued interest.]

                     DESCRIPTION OF THE PURCHASE AGREEMENT

     The mortgage loans to be transferred to the trust fund by the depositor will be purchased by the depositor from the seller under a purchase agreement to be entered into between the depositor, as purchaser of the mortgage loans, and the seller, as transferor of the mortgage loans. Under the purchase agreement, the seller will agree to transfer the mortgage loans and related Additional Balances to the depositor. Under the sale and servicing agreement, the mortgage loans will be immediately transferred by the depositor to the trust fund, and the depositor will assign its rights under the purchase agreement to the trust fund. The following is a description of the material provisions of the purchase agreement.

                          TRANSFERS OF MORTGAGE LOANS

     Under the purchase agreement, the seller will transfer and assign to the depositor, all of its interest in the mortgage loans [(including any Subsequent Home Equity Loans)] and all of the Additional Balances created later. The purchase price of the mortgage loans is a specified percentage of their face amount as of the time of transfer and is payable by the depositor in cash. The purchase price of each Additional Balance comprising the principal balance of a mortgage loan is the amount of the Additional Balance.

                        REPRESENTATIONS AND WARRANTIES

     The seller will represent and warrant to the depositor that, among other things, as of the Closing Date, it is duly organized and in good standing and that it has the authority to consummate the transactions contemplated by the purchase agreement. The seller will also represent and warrant to the depositor that, among other things, immediately before the sale of the mortgage loans to the depositor, the seller was the sole owner and holder of the mortgage loans free and clear of any liens and security interests. The seller will make similar representations and warranties in the sale and servicing agreement. The seller will also represent and warrant to the depositor that, among other things, as of the Closing Date, the purchase agreement constitutes a valid and legally binding obligation of the seller and a valid sale to the depositor of all interest of the seller in the mortgage loans and their proceeds.

                           ASSIGNMENT TO TRUST FUND

     The seller will expressly acknowledge and consent to the depositor's transfer of its rights relating to the mortgage loans under the sale and servicing agreement to the trust fund and the security interest granted in those rights under the indenture. The seller also will agree to perform its obligations under the purchase agreement for the benefit of the trust fund.

                                  TERMINATION

     The purchase agreement will terminate on the termination of the trust fund.

                                USE OF PROCEEDS

     The net proceeds to be received from the sale of the [Class [ ]] Notes will be applied by the depositor towards the purchase of the initial [loan group [ ]] mortgage loans [and the deposit to the Prefunding Account].

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

General

     The following discussion, which summarizes the material U.S. federal income tax aspects of the purchase, ownership and disposition of the Notes, is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations thereunder, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change, possibly retroactively. This discussion does not address every aspect of the U.S. federal income tax laws which may be relevant to beneficial owners of [Class [ ]] Notes in light of their personal investment circumstances or to certain types of beneficial owners of [Class [ ]] Notes subject to special treatment under the U.S. federal income tax laws (for example, banks and life insurance companies). Accordingly, investors should consult their tax advisors regarding U.S. federal, state, local, foreign and any other tax consequences to them of investing in the Notes.

Characterization of the Notes as Indebtedness

     Based on the application of existing law to the facts established by the indenture and other relevant documents and assuming compliance with the indenture as in effect on the date of issuance of the Notes, Andrews & Kurth L.L.P., special tax counsel to the depositor ("Tax Counsel"), is of the opinion that the Notes will be treated as debt instruments for federal income tax purposes as of that date. Accordingly, upon issuance, the Notes will be treated as "Debt Securities" as described in the prospectus. Furthermore, special tax counsel to the depositor is of the opinion that neither the trust fund nor any portion of the trust fund will be treated as either an association or a publicly traded partnership taxable as a corporation or as a taxable mortgage pool. See "Material Federal Income Tax Consequences" in the prospectus.

     The transferor and the noteholders express in the sale and servicing agreement their intent that, for applicable tax purposes, the notes will be indebtedness secured by the mortgage loans. The transferor, the depositor and the noteholders, by accepting the Notes, and each Note Owner by its acquisition of a beneficial interest in a Note, have agreed to treat the Notes as indebtedness for U.S. federal income tax purposes. However, because different criteria are used to determine the non-tax accounting characterization of the transaction, the transferor intends to treat this transaction as a sale of an interest in the principal balances of the mortgage loans for financial accounting purposes.

     In general, whether for U.S. federal income tax purposes a transaction constitutes a sale of property or a loan, the repayment of which is secured by property, is a question of fact, the resolution of which is based upon the economic substance of the transaction rather than its form or the manner in which it is labeled. While the Internal Revenue Service and the courts have explained several factors to be taken into account in determining whether the substance of a transaction is a sale of property or a secured loan, the primary factor in making this determination is whether the transferee has assumed the risk of loss or other economic burdens relating to the property and has obtained the benefits of ownership thereof. Tax Counsel has analyzed and relied on several factors in reaching its opinion that the weight of the benefits and burdens of ownership of the mortgage loans has been retained by the transferor and has not been transferred to the beneficial owners of [Class [ ]] Notes.

     In some instances, courts have held that a taxpayer is bound by the particular form it has chosen for a transaction, even if the substance of the transaction does not accord with its form. Tax Counsel has advised that the rationale of those cases will not apply to this transaction, because the form of the transaction as reflected in the operative provisions of the documents either accords with the characterization of the Notes as debt or otherwise makes the rationale of those cases inapplicable to this situation.


                TAXATION OF INTEREST INCOME OF BENEFICIAL OWNERS

     Assuming that the beneficial owners of [Class [ ]] Notes are holders of debt obligations for U.S. federal income tax purposes, the Notes generally will be taxable as Debt Securities. See "Material Federal Income Tax Consequences" in the prospectus.

     While it is not anticipated that the Notes will be issued at a greater than de minimis discount, under Treasury regulations (the "OID Regulations") it is possible that the Notes could nevertheless be deemed to have been issued with original issue discount ("OID") if the interest were not treated as "unconditionally payable" under the OID Regulations. If the OID Regulations were to apply, all of the taxable income to be recognized with respect to the Notes would be includible in income of beneficial owners of [Class [ ]] Notes as OID, but would not be includible again when the interest is actually received. See "Material Federal Income Tax Consequences --Taxation of Debt Securities; Interest and Acquisition Discount" in the prospectus for a discussion of the application of the OID rules if the Notes are in fact issued at a greater than de minimis discount or are treated as having been issued with OID under the OID Regulations. For purposes of calculating OID, it is likely that the Notes will be treated as Pay-Through Securities.

Possible Classification of the Notes as a Partnership or Association Taxable as a Corporation

     The opinion of Tax Counsel is not binding on the courts or the IRS. It is possible that the IRS could assert that, for purposes of the Code, the transaction contemplated by this prospectus

Supplement and the accompanying prospectus with respect to the Notes constitutes a sale of the mortgage loans (or an interest therein) to the beneficial owners of [Class [ ]] Notes and that the proper classification of the legal relationship between the transferor and the beneficial owners of [Class [ ]] Notes resulting from this transaction is that of a partnership, a publicly traded partnership treated as a corporation, or an association taxable as a corporation. Since Tax Counsel has advised that the Notes will be treated as indebtedness in the hands of the noteholders for U.S. federal income tax purposes, the transferor will not attempt to comply with U.S. federal income tax reporting requirements applicable to partnerships or corporations.

     If it were determined that this transaction created an entity classified as a corporation (including a publicly traded partnership taxable as a corporation), the trust fund would be subject to U.S. federal income tax at corporate income tax rates on the income it derives from the mortgage loans, which would reduce the amounts available for distribution to the beneficial owners of [Class [ ]] Notes. Cash distributions to the beneficial owners of [Class [ ]] Notes generally would be treated as dividends for tax purposes to the extent of the corporation's earnings and profits.

     If the transaction were treated as creating a partnership between the beneficial owners of [Class [ ]] Notes and the transferor, the partnership itself would not be subject to U.S. federal income tax (unless it were to be characterized as a publicly traded partnership taxable as a corporation); rather, the transferor and each Note Owner would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions and credits. The amount and timing of items of income and deductions of the Note Owner could differ if the Notes were held to constitute partnership interests rather than indebtedness. Assuming that all of the provisions of the trust agreement, as in effect on the date of the issuance, are complied with, it is the opinion of Tax Counsel that the trust fund will not be treated as either an association or a partnership taxable as a corporation or as a taxable mortgage pool.

Possible Classification as a Taxable Mortgage Pool

    In relevant part, Section 7701(i) of the Code provides that any entity (or a portion of an entity) that is a "taxable mortgage pool" will be classified as a taxable corporation and will not be permitted to file a consolidated U.S. federal income tax return with another corporation. Any entity (or a portion of any entity) will be a taxable mortgage pool if (i) substantially all of its assets consist of debt instruments, more than 50% of which are real estate mortgages, (ii) the entity is the obligor under debt obligations with two or more maturities, and (iii) under the entity's debt obligations (or an underlying arrangement), payments on the debt obligations bear a relationship to the debt instruments held by the entity.

     Assuming that all of the provisions of the sale and servicing agreement and the trust agreement, as in effect on the date of issuance, are complied with, Tax Counsel is of the opinion that neither the trust fund nor any portion of the trust fund will be a taxable mortgage pool under Section 7701(i) of the Code because payments on each loan group support only one class of indebtedness.

     The opinion of Tax Counsel is not binding on the IRS or the courts. If the IRS were to contend successfully (or future regulations were to provide) that the arrangement created by the sale and servicing agreement and the trust agreement is a taxable mortgage pool, the arrangement would be subject to U.S. federal corporate income tax on its taxable income generated by ownership of the mortgage loans. That a tax might reduce amounts available for distributions to beneficial owners of [Class [ ]] Notes. The amount of the tax would depend upon whether distributions to beneficial owners of [Class [ ]] Notes would be deductible as interest expense in computing the taxable income of that arrangement as a taxable mortgage pool.

Foreign Investors

     In general, subject to certain exceptions, interest (including OID) paid on a Note to a nonresident alien individual, foreign corporation or other non-United States person is not subject to U.S. federal income tax, provided that the interest is not effectively connected with a trade or business of the recipient in the United States and the Note Owner provides the required foreign person information certification. See "Material Federal Income Tax Consequences -- Tax Treatment of Foreign Investors" in the prospectus.

     Interest paid (or accrued) to a noteholder who is a non-U.S. Person will be considered "portfolio interest" and generally will not be subject to United States federal income tax and withholding tax, provided, that (i) the interest is not effectively connected with the conduct of a trade or business within the United States by the non-U.S. Person, (ii) the non-U.S. Person provides the trust fund or other person who is otherwise required to withhold U.S. tax with respect to the Note with an appropriate statement (on Form W-8 or other similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing that non-U.S. person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the non-U.S. Person that owns that interest in the mortgage loan. If the interest does not constitute portfolio interest, then it will be subject to U.S. federal income and withholding tax at a rate of 30%, unless reduced or eliminated under an applicable tax treaty and the non-U.S. Person provides the Trust Fund, or an organization or financial institution described above, with an appropriate statement (e.g., a Form 1001), signed under penalties of perjury, to that effect.

     Final regulations dealing with backup withholding and information reporting on income paid to foreign persons and related matters (the "New Withholding Regulations") were published in the Federal Register on October 14, 1997. In general, the New Withholding Regulations do not significantly alter the substantive withholding and information reporting requirements, but do unify current certification procedures and forms and clarify reliance standards. The New Withholding Regulations generally will be effective for payments made after December 31, 2000, subject to certain transition rules. The discussion above does not take the new withholding regulations into account. Prospective non-U.S. persons who own interests in mortgage loans are strongly urged to consult their own tax advisor with respect to the new withholding regulations.

     If the interests of the beneficial owners of [Class [ ]] Notes were deemed to be partnership interests, the partnership would be required, on a quarterly basis, to pay withholding tax equal to the product, for each foreign partner, of the foreign partner's distributive share of "effectively connected" income of the partnership multiplied by the highest rate of tax applicable to that foreign partner. In addition, a corporate foreign partner would be subject to branch profits tax. Each non-foreign partner would be required to certify to the partnership that it is not a foreign person. The tax withheld from each foreign partner would be credited against the foreign partner's U.S. income tax liability.

     In addition, the interest paid on Notes could be subject to a 30% withholding tax (or lower treaty rate) either because the interest on the mortgage loans does not appear to satisfy the requirements to be treated as "portfolio interest" under the Code, or because, even if the mortgage loan interest were to be treated as portfolio interest, interest payments on the Notes could be treated as "guaranteed payments" within the meaning of the partnership provisions of the Code.

     If the trust fund were taxable as a corporation, distributions to foreign persons, to the extent treated as dividends, would generally be subject to withholding at the rate of 30%, unless the rate were reduced by an applicable tax treaty.

Backup Withholding

     Certain beneficial owners of [Class [ ]] Notes may be subject to backup withholding at the rate of 31% with respect to interest paid on the Notes if the Note Owner, upon issuance, fails to supply the indenture trustee or his broker with his taxpayer identification number, furnish an incorrect taxpayer identification number, fail to report interest, dividends, or other "reportable payments" (as defined in the Code) properly, or, under certain circumstances, fail to provide the indenture trustee or his broker with a certified statement, under penalty of perjury, that he is not subject to backup withholding.

     The indenture trustee will be required to report annually to the IRS, and to each noteholder of record, the amount of interest paid (and OID accrued, if any) on the Notes (and the amount of interest withheld for U.S. federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only "noteholder" of record is Cede & Co., as nominee for DTC, beneficial owners of [Class [ ]] Notes and the IRS will receive tax and other information including the amount of interest paid on the Notes owned from participants and indirect participants rather than from the indenture trustee. (The indenture trustee, however, will respond to requests for necessary information to enable participants, indirect participants and certain other persons to complete their reports.) Each non-exempt Note Owner will be required to provide, under penalty of perjury, a note on IRS Form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not subject to backup withholding. Should a nonexempt Note Owner fail to provide the required certification, the participants or indirect participants (or the paying agent) will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

     As previously mentioned, the New Withholding Regulations were published in the Federal Register on October 14, 1997 and generally will be effective for payments made after December 31, 2000, subject to certain transition rules. The discussion above does not take the new withholding regulations into account. Prospective non-U.S. persons who own regular notes are strongly urged to consult their own tax advisor with respect to the new withholding regulations.

State Taxes

     The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Notes under the tax laws of any state. Investors considering an investment in the Notes should consult their own tax advisors regarding the tax consequences.

     All investors should consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the notes.

                              ERISA CONSIDERATIONS

     Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to ERISA or corresponding provisions of the Code, including individual retirement accounts and annuities, Keogh plans and collective investment funds in which the plans, accounts, annuities or arrangements are invested, persons acting on behalf of a plan, or persons using the assets of a plan, SHOULD review carefully with their legal advisors whether the purchase or holding of the Notes could either give rise to a transaction that is prohibited under ERISA or the Code or cause the collateral securing the Notes to be treated as plan assets for purposes of regulations of the Department of Labor in 29 C.F.R. 2510.3-101 (the "Plan Asset Regulation").

Prohibited Transactions

     General. Section 406 of ERISA prohibits parties in interest or disqualified persons with respect to a plan from engaging in certain transactions (including loans) involving a plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed under section 502(i) of ERISA) on parties in interest or disqualified persons which engage in non-exempt prohibited transactions.

     Plan Asset Regulation and The Notes. The United States Department of Labor has issued the Plan Asset Regulation concerning the definition of what constitutes the assets of the plan for purposes of ERISA and the prohibited transaction provisions of the Code. The Plan Asset Regulation describes the circumstances under which the assets of an entity in which a plan invests will be considered to be "plan assets" such that any person who exercises control over the assets would be subject to ERISA's fiduciary standards. Under the Plan Asset Regulation, generally when a plan invests in another entity, the plan's assets do not include, solely by reason of the investment, any of the underlying assets of the entity. However, the Plan Asset Regulation provides that, if a plan acquires an "equity interest" in an entity, the assets of the entity will be treated as assets of the plan investor unless certain exceptions not applicable here apply.

     Under the Plan Asset Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." If the Notes are not treated as equity interests in the issuer for purposes of the Plan Asset Regulation, a plan's investment in the Notes would not cause the assets of the issuer to be deemed plan assets. However, the issuer, the master servicer, a servicer, the indenture trustee and the underwriter may be the seller of or investment advisor with respect to one or more plans. Because they may receive certain benefits in connection with the sale of the Notes, the purchase of Notes using plan assets over which any of them has investment authority might be deemed to be a violation of the prohibited transaction rules of ERISA and the Code for which no exemption may be available.

     The Notes may not be purchased with the assets of a plan if the issuer, the master servicer, a servicer, the indenture trustee, the underwriter or any of their respective affiliates:

     . has investment or administrative discretion with respect to the plan assets;

     . has authority or responsibility to give, or regularly gives, investment advice with respect to the plan assets, for a fee and in accordance with an agreement or understanding that the advice

          . will serve as a primary basis for investment decisions with respect to the plan assets, and

          . will be based on the particular investment needs for the plan; or is an employer maintaining or contributing to the plan.

     If the Notes are deemed to be equity interests in the issuer, the issuer could be considered to hold plan assets because of a plan's investment in the Notes. In that event, the master servicer and other persons exercising management or discretionary control over the assets of the issuer may be deemed to be fiduciaries with respect to investing plans and thus subject to the fiduciary responsibility provisions of Title 1 of ERISA, including the prohibited transaction provisions of section 406 of ERISA, and section 4975 of the Code with respect to transactions involving the issuer's assets. We cannot assure you that any statutory, regulatory or administrative exemption will apply to all prohibited transactions that might arise in connection with the purchase or holding of a equity interest in the issuer by a plan.

     Without regard to whether the Notes are considered to be equity interests in the issuer, certain affiliates of the issuer or the master servicer might be considered or might become parties in interest or disqualified persons with respect to a plan. In either case, the acquisition or holding of Notes by or on behalf of the plan could be considered to give rise to an indirect prohibited transaction within the meaning of ERISA and the Code, unless it is subject to one or more exemptions such as Prohibited Transaction Class Exemption ("PTCE") 84-14, which exempts certain transactions effected on behalf of a plan by a "qualified professional asset manager;" PTCE 90-1, which exempts certain transactions involving insurance company pooled separate accounts; PTCE-91-38, which exempts certain transactions involving bank collective investment funds; PTCE 95-60, which exempts certain transactions involving insurance company general accounts; or PTCE 96-23, which exempts certain transactions effected on behalf of a plan by certain "in-house asset managers." Each purchaser or transferee of a Note that is a plan investor shall be deemed to have represented that the relevant conditions for exemptive relief under at least one of the foregoing exemptions have been satisfied.

     The sale of Notes to a plan is in no respect a representation by the issuer or the underwriter that this investment meets all relevant legal requirements with respect to investments by plans generally or any particular plan, or that this investment is appropriate for plans generally or any particular plan.

     Any plan investor proposing to invest in the notes should consult with its counsel to confirm that the investment will not result in a prohibited transaction that is not subject to an exemption and will satisfy the other requirements of ERISA and the code applicable to plans.

                        LEGAL INVESTMENT CONSIDERATIONS

     Although, as a condition to their issuance, the [Class [ ]] Notes will be rated in the highest rating category of each of the Rating Agencies, the [Class [ ]] Notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, because not all of the mortgages securing the mortgage loans are first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based on first mortgage loans may not be legally authorized to invest in the [Class [
 ]] Notes, which because they evidence interests in a pool that includes junior mortgage loans are not "mortgage related securities" under SMMEA. See "Legal Investment" in the prospectus.

                                 UNDERWRITING

     Under the underwriting agreement, dated [ ], 200[ ], between the depositor and [ ] ("[ ]"), [which is an affiliate of the depositor, the seller and the master servicer,] the depositor has agreed to sell to [ ], and [ ] has agreed to purchase from the depositor, the [Class [ ]] Notes.

     Pursuant and subject to the underwriting agreement, [ ] has agreed to purchase all the [Class [ ]] Notes if any of the [Class [ ]] Notes are purchased.

     The depositor has been advised by [ ] that it proposes initially to offer the [Class [ ]] Notes to the public in Europe and the United States at the offering price on the cover page and to certain dealers at the offering price less a discount not in excess of [ ]% of the Note denominations. [ ] may allow and the dealers may reallow a discount not in excess of [ ]% of the Note denominations to certain other dealers. After the initial public offering, the public offering price, the concessions and the discounts may be changed.

     Until the distribution of the [Class [ ]] Notes is completed, rules of the Securities and Exchange Commission may limit the ability of [ ] and certain selling group members to bid for and purchase the [Class [ ]] Notes. As an exception to these rules, [ ] is permitted to engage in certain transactions that stabilize the price of the [Class [ ]] Notes. Stabilizing transactions consist of bids or purchases for the purposes of pegging, fixing or maintaining the price of the [Class [ ]] Notes. In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of stabilizing purchases. Neither the depositor nor [ ] makes any representation or prediction as to the direction or magnitude of any effect that the stabilizing transactions may have on the prices of the Notes. In addition, neither the depositor nor [ ] makes any representation that [ ] will engage in stabilizing transactions or that stabilizing transactions, once commenced, will not be discontinued without notice.

     The underwriting agreement provides that the depositor will indemnify [   ]
against certain civil liabilities, including liabilities under the Act.

     After the initial distribution of the notes offered hereby, this prospectus and prospectus supplement may be used by [First Tennessee Securities Corporation][First Tennessee Capital Markets], an affiliate of the depositor, the seller and the master servicer, in connection with market making transactions in such notes. [First Tennessee Securities Corporation][First Tennessee Capital Markets] may act as principal or agent in these transactions. These transactions will be at market prices at the time of sale and not at the prices of the initial offering.


                                 LEGAL MATTERS

     Certain legal matters with respect to the Notes will be passed on for the depositor by Andrews & Kurth L.L.P., Dallas, Texas. [ ], will pass on certain legal matters on behalf of the underwriters.

                                    EXPERTS

     [The consolidated financial statements of Note Insurer and subsidiaries, as of [month] [day], [year] and [year] and for each of the years in the [number]- year period ended [month] [day], [year], are incorporated by reference in this prospectus supplement and in the registration statement in reliance upon the report of [ ], independent certified public accountants, incorporated by reference in this prospectus supplement, and on the authority of that firm as experts in accounting and auditing.]

                                    RATINGS

     It is a condition to the issuance of the Class [ ] [and Class [ ]] Notes that they [each] be rated [ ] by [Rating Agency] and [ ] by [Rating Agency] (each a "Rating Agency").

     A securities rating addresses the likelihood of the receipt by noteholders of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural and legal aspects associated with the [Class [ ]] Notes. The ratings on the [Class [ ]] Notes do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans or the possibility that noteholders might realize a lower than anticipated yield. The ratings on the [Class [ ]] Notes do not address the likelihood of the receipt by noteholders of Basis Risk Carryforward.

     [The ratings assigned to the [Class [ ]] Notes will depend primarily upon the financial strength of the Note Insurer. Any reduction in a rating assigned to the financial strength of the Note Insurer below the ratings initially assigned to the [Class [ ]] Notes may result in a reduction of one or more of the ratings assigned to the [Class [ ]] Notes.]

     A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating SHOULD be evaluated independently of similar ratings on different securities.

     The depositor has not requested a rating of the [Class [ ]] Notes by any rating agency other than the Rating Agencies; however, we cannot assure you that no other rating agency will rate the [Class [ ]] Notes or, if it does, what rating would be assigned by another rating agency. The rating assigned by another rating agency to the [Class [ ]] Notes could be lower than the respective ratings assigned by the Rating Agencies.

                            INDEX OF DEFINED TERMS

                                                                                                     Page
                                                                                                     ----
"Accelerated Principal Distribution Amount"....................................................S-52, S-59
"Additional Balances"..............................................................................  S-21
"Alternative Principal Payment"....................................................................  S-55
"Available Transferor Subordinated Amount".........................................................  S-56
"Basis Risk Carryforward"..........................................................................  S-53
"business day".................................................................................S-52, S-60
"Class"............................................................................................  S-50
"Code".............................................................................................  S-77
"Collection Period"................................................................................  S-53
"Crossover Amount".................................................................................  S-52
"Debt Securities"..................................................................................  S-77
"Detailed Description".............................................................................  S-28
"Determination Date"...............................................................................  S-56
"Eligible Account".................................................................................  S-56
"Eligible Substitute Mortgage Loan"................................................................  S-68
"Events of Servicing Termination"..................................................................  S-73
"First Tennessee"..................................................................................  S-23
"Guaranteed Distributions".........................................................................  S-60
"Guaranteed Principal Distribution Amount".........................................................  S-60
"Insurance Agreement"..............................................................................  S-60
"Insured Amount"...................................................................................  S-60
"Interest Period" .................................................................................  S-54
"Investor Fixed Allocation Percentage".............................................................  S-47
"Investor Floating Allocation Percentage"..........................................................  S-58
"Investor Interest Collections"....................................................................  S-58
"Investor Loss Amount".............................................................................  S-53
"Investor Principal Collections"...................................................................  S-59
"LIBOR"............................................................................................  S-53
"Liquidated Mortgage Loan".........................................................................  S-53
"Liquidation Loss Amount"..........................................................................  S-53
"Maximum Principal Payment"........................................................................  S-55
"Minimum Transferor Interest"......................................................................  S-70
"New Withholding Regulations"......................................................................  S-80
"Note Insurer".....................................................................................  S-23
"Notes"............................................................................................  S-50
"OID Regulations"..................................................................................  S-78
"OID"..............................................................................................  S-78
"Original Invested Amount".........................................................................  S-50
"Overcollateralization Reduction Amount"...........................................................  S-59
"Plan Asset Regulation"............................................................................  S-81
"Preference Amount"................................................................................  S-60
"Prefunding Account"...............................................................................  S-30
"Rapid Amortization Event".........................................................................  S-61
"Rapid Amortization Period"........................................................................  S-55
"Rating Agency"....................................................................................  S-84
"Related Documents"................................................................................  S-67
"Required Amount"..................................................................................  S-55
"Reserve Fund".....................................................................................  S-59
"Scheduled Principal Collections Distribution Amount"..............................................  S-55
"Statistic Calculation Date".......................................................................  S-28
"Statistic Calculation Pool Mortgage Loan".........................................................  S-28
"Statistic Calculation Pool".......................................................................  S-28

"Subordinated Transferor Collections"..............................................................    S-55
"Subsequent Home Equity Loans".....................................................................    S-30
"Tax Counsel"......................................................................................    S-77
"TIA"..............................................................................................    S-65
"Transfer Date"....................................................................................    S-69
"Transfer Deficiency"..............................................................................    S-68
"Transfer Deposit Amount"..........................................................................    S-68

                             $[__________________]
                                 (Approximate)



                   First Tennessee Bank National Association
                          Seller and Master Servicer

                First Horizon Home Equity Loan Trust 200[ ]-[ ]
                                    Issuer

       Revolving Home Equity Loan Asset-Backed Notes, Series 200[ ]-[ ]
                                _______________

                             Prospectus Supplement
                             [         ], 200[  ]
                                _______________

                                 [UNDERWRITER]


     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the Series 200[ ]-[ ] Revolving Home Equity Loan Asset Backed Notes in any state where the offer is not permitted.

     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Series 200[ ]-[ ] Revolving Home Equity Loan Asset Backed Notes and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the Series 200[ ]-[ ] Revolving Home Equity Loan Asset Backed Notes will be required to deliver a prospectus supplement and prospectus
until [               ], 200[ ].


                             [          ], 200[  ]